UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File
No. 811-05012

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

(Exact Name of Registrant as Specified in Charter)
Eleven Madison Avenue, New York, New York 10010

(Address of Principal Executive Offices)    (Zip Code)
Omar Tariq
Credit Suisse Asset Management Income Fund, Inc.
Eleven Madison Avenue
New York, New York 10010
Registrant’s telephone number, including area code: (212)
325-2000
Date of fiscal year end: December 31st
Date of reporting period: January 1, 2023 to December 31, 2023

Item 1. Reports to Stockholders.

Credit Suisse Asset Management
Income Fund, Inc.
Eleven Madison Avenue
New York, NY 10010

Directors
Laura A. DeFelice
Chair of the Board
Mahendra R. Gupta
Samantha Kappagoda
Steven N. Rappaport
John G. Popp

Officers
Omar Tariq
Chief Executive Officer and President
John G. Popp
Chief Investment Officer
Brandi Sinkovich
Chief Compliance Officer
Lou Anne McInnis
Chief Legal Officer
Rose Ann Bubloski
Chief Financial Officer and Treasurer
Karen Regan
Senior Vice President and Secretary

Investment Adviser
Credit Suisse Asset Management, LLC
Eleven Madison Avenue
New York, NY 10010

Administrator and Custodian
State Street Bank and Trust Co.
One Congress Street, Suite 1
Boston, MA 02114-2016

Shareholder Servicing Agent
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, RI 02940-3078

Legal Counsel
Willkie Farr & Gallagher LLP
787 7th Avenue
New York, NY 10019

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Credit Suisse Asset Management
Income Fund, Inc.

ANNUAL REPORT
December 31, 2023

Credit Suisse Asset Management Income Fund, Inc.
Annual Investment Adviser’s Report
December 31, 2023 (unaudited)

December 31, 2023
Dear Shareholder:
We are pleased to present this Annual Report covering the activities of the Credit Suisse Asset Management Income Fund, Inc. (the “Fund”) for the
12-month
period ended December 31, 2023 (the “Period”).
Performance Summary
1/1/2023 – 12/31/2023

Fund & Benchmark	Performance
Total Return (based on NAV) 1	19.65%
Total Return (based on market value) 1	37.07%
ICE BofA US High Yield Constrained Index 2	13.47%

1	Assuming reinvestment of distributions.
2
The ICE BofA US High Yield Constrained Index (the “Index”) is an unmanaged index that tracks the performance of below investment-grade U.S. dollar-denominated corporate bonds issued in the U.S. domestic market, where each issuer’s allocation is limited to 2% of the Index. The Index does not have transaction costs and investors cannot invest directly in the Index.

Market Review: Improving sentiment and economic resilience drive positive returns
The Period was positive for high yield bonds, reflecting a strong rebound from a very difficult year for fixed income securities in 2022. After extreme financial tightening, the U.S. economy proved resilient, and as inflationary pressure waned, the ICE BofA US High Yield Constrained Index (the “Index”), the Fund’s benchmark, gained 13.47% for the Period. Coming into 2023, investor sentiment improved dramatically and remained generally positive throughout the year as the Federal Reserve (the “Fed”) made more moderate tweaks to policy. While certain interest rate-sensitive and cyclical areas of the economy showed signs of cracking, there were no widespread signs of deterioration and, in fact, corporate balance sheets remained relatively strong. Treasury rates were volatile throughout the year, with the
10-year
U.S. treasury yield peaking around 5.00%. A significant bond rally in the fourth quarter, however, drove the yield to 3.88%, which is not quite one basis point higher than year-end
2022. Overall, yields within the Index declined significantly and ended the Period at 7.64%—133 basis points tighter than on December 31, 2022, while spreads tightened to +362 basis points versus +490 basis points over the prior year-end.
For the Period, all ratings categories posted positive returns.
CCC-rated
bonds outperformed the Index meaningfully with a 19.93% gain, as investors grew more comfortable in lower quality issuers.
B-rated
bonds modestly outperformed the Index, gaining 14.08%, while
BB-rated
bonds underperformed the Index with a return of 11.54%.
From an industry perspective, theaters & entertainment, leisure, and specialty retail were the best performing sectors during the Period, returning 30.60%, 21.30%, and 20.82%, respectively. In contrast, the worst performing sectors included discount stores, which returned
-20.47%,
as well as forestry/paper and P&C insurance, which returned 2.48% and 7.90%, respectively.
Default rates increased in 2023 and seem to be reverting to long-term averages. According to JPMorgan, default activity, including distressed exchanges, ended the Period at 2.84%—up 119 basis points from year-end 2022. We anticipate default activity to continue to inch higher due primarily to elevated borrowing costs and tougher lending standards.
Mutual fund flows throughout the high yield sector were negative in 2023, as rate volatility crimped demand. Outflows totaled $7.9 billion for the Period, which was far less than the significant outflows of $48.9 billion in 2022.

Credit Suisse Asset Management Income Fund, Inc.
Annual Investment Adviser’s Report (continued)
December 31, 2023 (unaudited)

New high yield issuance totaled $175.9 billion in 2023—up approximately 65% year-over-year. Issuance excluding refinancing activity, or “net” new issuance, was $59.5 billion, up 6% versus 2022. The primary market was still relatively slow compared to historical trends, as issuers hesitated to borrow at higher coupon rates and, relatedly, there was little M&A and leveraged buyout activity.
Strategic review and outlook: Credit selection is critical to capturing opportunity
For the Period, the Fund significantly outperformed the Index on both an NAV and market price basis. All assets within the Fund had returns over 15%—outperforming the Index across the board. From a sector perspective, the greatest contributors to relative performance included technology & electronics, capital goods, basic industry, and telecommunications, all largely due to positive security selection. In contrast, the retail sector detracted from relative performance versus the Index due to negative security selection. From a ratings perspective, CCC rated (Caa1, Caa2, Caa3), B1 and Ba3 all contributed to relative performance. The only ratings where the Fund lagged were C, due to an underweight versus the Index, and B2, due to a slight underperformance.
Risk assets finished 2023 on a remarkable rally. In fact, the high yield market returned over 7% in the fourth quarter of the Period. As we look to the new year and beyond, it is important to note that inflationary trends have lessened but not disappeared. The labor market remains tight, and we see higher wages impacting corporate profits for an extended period. Still, high yield issuers are broadly healthy, and we expect that to remain the case even if the prospect for near-term rate cuts diminishes.
There are, of course, other threats beyond inflation and interest rate risks. These include rising geopolitical tensions in the Middle East, weakening consumer spending in the U.S., and partisan gridlock in Washington D.C.. The soundness of issuer balance sheets gives us comfort amid the uncertainty, and, in our view, the high yield asset class offers a unique opportunity through improved carry return and price upside potential. We believe credit selection is paramount to capture that opportunity as the impacts of higher capital costs, among other risks, spread through the global economy.

John G. Popp Chief Investment Officer*	Omar Tariq Chief Executive Officer and President**

*
John G. Popp is a Managing Director of Credit Suisse and Group Head and Chief Investment Officer of the Credit Investments Group (“CIG”), with primary responsibility for making investment decisions and monitoring processes for CIG’s global investment strategies. Mr. Popp also serves as Trustee of the Credit Suisse open-end funds, as well as serving as Director for the Credit Suisse Asset Management Income Fund, Inc. and Trustee of the Credit Suisse High Yield Bond Fund. Mr. Popp has been associated with Credit Suisse since 1997.

**
Omar Tariq is a Director of Credit Suisse. Mr. Tariq also serves as Chief Executive Officer and President of the Credit Suisse open-end funds, as well as serving as Chief Executive Officer and President for the Credit Suisse Asset Management Income Fund, Inc. and Chief Executive Officer and President of the Credit Suisse High Yield Bond Fund. Mr. Tariq has been associated with Credit Suisse since 2019.

Credit Suisse Asset Management Income Fund, Inc.
Annual Investment Adviser’s Report (continued)
December 31, 2023 (unaudited)

High yield bonds are lower-quality bonds that are also known as “junk bonds.” Such bonds entail greater risks than those found in higher-rated securities.
In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign markets, industry and economic trends and developments, and government regulation, and their potential impact on the Fund’s investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.
The views of the Fund’s management are as of the date of this letter and the Fund holdings described in this document are as of December 31, 2023; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.
Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Asset Management Income Fund

and the
ICE BofA US High Yield Constrained Index

For Ten Years

1	Assuming reinvestment of distributions.
2
The ICE BofA US High Yield Constrained Index (the “Index”) is an unmanaged index that tracks the performance of below investment-grade U.S. dollar-denominated corporate bonds issued in the U.S. domestic market, where each issuer’s allocation is limited to 2% of the Index. The Index does not have transaction costs and investors cannot invest directly in the Index.

Credit Suisse Asset Management Income Fund, Inc.
Annual Investment Adviser’s Report (continued)
December 31, 2023 (unaudited)

Average Annual Returns
December 31, 2023 (unaudited)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	19.65%	4.36%	7.74%	6.31%
Market Value	37.07%	9.28%	12.21%	7.72%
Credit Suisse may waive fees and/or reimburse expenses, without which performance would be lower. Returns represent past performance and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total investment return at NAV is based on the change in the NAV of Fund shares and assumes reinvestment of dividends, capital gains, and return of capital distributions, if any, at prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on the change in the market price at which the Fund’s shares traded on the NYSE American during the period and assumes reinvestment of dividends, capital gains, and return of capital distributions, if any, at prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on NAV and share price.
Past performance is no guarantee of future results.
The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, NAV and market price will fluctuate. Performance information current to the most recent month end is available by calling
1-800-293-1232.
The annualized gross and net expense ratios are 3.10%.
Credit Quality Breakdown*
(% of Total Investments as of December 31, 2023)

S&P Ratings**

BBB	2.8%
BB	34.1
B	33.0
CCC	21.3
D	0.4
NR	7.3

Subtotal	98.9
Equity and Other	1.1

Total	100.0%

*	Expressed as a percentage of total investments (excluding securities lending collateral, if applicable) and may vary over time.
**
Credit Quality is based on ratings provided by the S&P Global Ratings Division of S&P Global Inc. (“S&P”). S&P is a main provider of ratings for credit assets classes and is widely used amongst industry participants. The NR category consists of securities that have not been rated by S&P.

Credit Suisse Asset Management Income Fund, Inc.
Schedule of Investments
December 31, 2023

Par (000)		Ratings † (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (98.9%)

Aerospace & Defense (0.8%)

$600	Bombardier, Inc., Rule 144A, Senior Unsecured Notes (Callable 02/01/26 @ 103.75) (1),(2)	(B, B2)	02/01/29	7.500	$610,137

600	Bombardier, Inc., Rule 144A, Senior Unsecured Notes (Callable 11/15/26 @ 104.38) (1)	(B, B2)	11/15/30	8.750	639,724

					1,249,861

Air Transportation (0.1%)

267	VistaJet Malta Finance PLC/Vista Management Holding, Inc., Rule 144A, Senior Unsecured Notes (Callable 02/01/25 @ 103.19) (1),(2)	(B-, B3)	02/01/30	6.375	186,532

Auto Parts & Equipment (1.2%)

400	Adient Global Holdings Ltd., Rule 144A, Senior Secured Notes (Callable 04/15/25 @ 103.50) (1)	(BBB-, Ba3)	04/15/28	7.000	413,820

1,405	Clarios Global LP/Clarios U.S. Finance Co., Rule 144A, Company Guaranteed Notes (Callable 01/29/24 @ 102.13) (1)	(B-, B3)	05/15/27	8.500	1,412,491

					1,826,311

Automakers (0.1%)

147	Winnebago Industries, Inc., Rule 144A, Senior Secured Notes (Callable 01/29/24 @ 103.13) (1)	(BB+, Ba3)	07/15/28	6.250	144,594

Brokerage (1.1%)

1,701	StoneX Group, Inc., Rule 144A, Senior Secured Notes (Callable 01/29/24 @ 102.16) (1)	(BB-, Ba3)	06/15/25	8.625	1,726,073

Building & Construction (2.2%)

434	Adams Homes, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/16/24 @ 101.88) (1)	(BB-, B2)	02/15/25	7.500	430,496

666	MasTec, Inc., Rule 144A, Senior Unsecured Notes (Callable 08/15/24 @ 103.31) (1)	(BBB-, NR)	08/15/29	6.625	603,579

1,774	Pike Corp., Rule 144A, Company Guaranteed Notes (Callable 01/29/24 @ 102.75) (1)	(B-, B3)	09/01/28	5.500	1,692,236

200	Pike Corp., Rule 144A, Senior Unsecured Notes (Callable 01/31/27 @ 104.31) (1)	(B-, B3)	01/31/31	8.625	210,436

350	TopBuild Corp., Rule 144A, Company Guaranteed Notes (Callable 03/15/24 @ 101.81) (1)	(BB+, Ba2)	03/15/29	3.625	317,512

200	TopBuild Corp., Rule 144A, Company Guaranteed Notes (Callable 10/15/26 @ 102.06) (1)	(BB+, Ba2)	02/15/32	4.125	178,196

					3,432,455

Building Materials (7.1%)

750	Advanced Drainage Systems, Inc., Rule 144A, Company Guaranteed Notes (Callable 07/15/25 @ 103.19) (1)	(BB-, Ba2)	06/15/30	6.375	756,100

200	Builders FirstSource, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/01/25 @ 102.50) (1)	(BB-, Ba2)	03/01/30	5.000	193,362

1,000	Builders FirstSource, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/15/27 @ 103.19) (1)	(BB-, Ba2)	06/15/32	6.375	1,022,489

750	Eco Material Technologies, Inc., Rule 144A, Senior Secured Notes (Callable 01/31/24 @ 103.94) (1)	(B, B2)	01/31/27	7.875	750,937

1,658	Foundation Building Materials, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/01/24 @ 103.00) (1)	(CCC+, Caa1)	03/01/29	6.000	1,492,465

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Schedule of Investments (continued)
December 31, 2023

Par (000)		Ratings † (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Building Materials (continued)

$700	GYP Holdings III Corp., Rule 144A, Company Guaranteed Notes (Callable 05/01/24 @ 102.31) (1)	(B, B1)	05/01/29	4.625	$643,089

1,800	Interface, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/16/24 @ 102.75) (1)	(B+, B1)	12/01/28	5.500	1,666,302

1,400	Masonite International Corp., Rule 144A, Company Guaranteed Notes (Callable 01/29/24 @ 102.69) (1)	(BB+, Ba2)	02/01/28	5.375	1,345,904

1,527	MIWD Holdco II LLC/MIWD Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 02/01/25 @ 102.75) (1)	(B, B3)	02/01/30	5.500	1,353,182

1,175	Oscar AcquisitionCo LLC/Oscar Finance, Inc., Rule 144A, Senior Unsecured Notes (Callable 04/15/25 @ 104.75) (1),(2)	(CCC+, Caa1)	04/15/30	9.500	1,147,017

450	Park River Holdings, Inc., Rule 144A, Senior Unsecured Notes (Callable 08/01/24 @ 103.38) (1)	(CCC, Caa2)	08/01/29	6.750	369,125

400	Summit Materials LLC/Summit Materials Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 01/15/27 @ 103.63) (1)	(BB, Ba3)	01/15/31	7.250	421,195

					11,161,167

Cable & Satellite TV (3.0%)

800	Altice Financing SA, Rule 144A, Senior Secured Notes (Callable 01/29/24 @ 101.25) (1)	(B, B3)	01/15/28	5.000	725,354

685	CSC Holdings LLC, Global Senior Unsecured Notes (2)	(CCC+, Caa2)	06/01/24	5.250	671,285

50	CSC Holdings LLC, Rule 144A, Company Guaranteed Notes (Callable 01/29/24 @ 101.83) (1)	(B, B2)	04/15/27	5.500	46,274

850	CSC Holdings LLC, Rule 144A, Company Guaranteed Notes (Callable 01/29/24 @ 102.69) (1)	(B, B2)	02/01/28	5.375	751,060

600	CSC Holdings LLC, Rule 144A, Company Guaranteed Notes (Callable 11/15/26 @ 102.25) (1)	(B, B2)	11/15/31	4.500	454,377

1,000	Telenet Finance Luxembourg Notes SARL, Rule 144A, Senior Secured Notes (Callable 01/09/24 @ 101.38) (1)	(BB-, Ba3)	03/01/28	5.500	939,600

1,200	UPC Broadband Finco BV, Rule 144A, Senior Secured Notes (Callable 07/15/26 @ 102.44) (1)	(BB-, B1)	07/15/31	4.875	1,057,584

					4,645,534

Chemicals (5.5%)

200	Avient Corp., Rule 144A, Senior Unsecured Notes (Callable 01/29/24 @ 101.44) (1)	(BB-, Ba3)	05/15/25	5.750	200,206

477	Avient Corp., Rule 144A, Senior Unsecured Notes (Callable 08/01/25 @ 103.56) (1)	(BB-, Ba3)	08/01/30	7.125	496,800

600	Axalta Coating Systems Dutch Holding B BV, Rule 144A, Company Guaranteed Notes (Callable 11/15/26 @ 103.63) (1)	(BB-, B1)	02/15/31	7.250	632,250

229	HB Fuller Co., Global Senior Unsecured Notes (Callable 01/29/24 @ 102.13)	(BB-, Ba3)	10/15/28	4.250	214,386

600	Herens Holdco SARL, Rule 144A, Senior Secured Notes (Callable 05/15/24 @ 102.38) (1)	(B-, B2)	05/15/28	4.750	492,894

800	Herens Midco SARL, Rule 144A, Company Guaranteed Notes (Callable 05/15/24 @ 102.63) (1),(3)	(CCC, Caa2)	05/15/29	5.250	552,313

1,300	INEOS Finance PLC, Rule 144A, Senior Secured Notes (Callable 02/15/25 @ 103.38) (1),(2)	(BB, Ba2)	05/15/28	6.750	1,280,843

400	INEOS Quattro Finance 2 PLC, Rule 144A, Senior Secured Notes (Callable 11/15/25 @ 104.81) (1)	(BB, Ba3)	03/15/29	9.625	427,500

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Schedule of Investments (continued)
December 31, 2023

Par (000)		Ratings † (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Chemicals (continued)

$350	Olympus Water U.S. Holding Corp., Rule 144A, Senior Unsecured Notes (Callable 10/01/24 @ 103.13) (1),(2)	(CCC+, Caa2)	10/01/29	6.250	$311,140

1,400	Polar U.S. Borrower LLC/Schenectady International Group, Inc., Rule 144A, Senior Unsecured Notes (Callable 01/29/24 @ 103.38) (1)	(CCC-, Caa3)	05/15/26	6.750	456,344

1,200	Tronox, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/15/24 @ 102.31) (1)	(BB-, B1)	03/15/29	4.625	1,063,332

2,215	Vibrantz Technologies, Inc., Rule 144A, Senior Unsecured Notes (Callable 02/15/25 @ 104.50) (1),(2)	(CCC+, Caa2)	02/15/30	9.000	1,741,300

789	WR Grace Holdings LLC, Rule 144A, Senior Secured Notes (Callable 03/01/26 @ 103.69) (1)	(B-, B1)	03/01/31	7.375	790,499

					8,659,807

Consumer/Commercial/Lease Financing (1.1%)

1,950	Cargo Aircraft Management, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/16/24 @ 102.38) (1)	(BB, Ba2)	02/01/28	4.750	1,786,892

Diversified Capital Goods (0.9%)

1,350	Atkore, Inc., Rule 144A, Senior Unsecured Notes (Callable 06/01/26 @ 102.13) (1)	(BB, Ba2)	06/01/31	4.250	1,206,462

225	Vertiv Group Corp., Rule 144A, Senior Secured Notes (Callable 11/15/24 @ 102.06) (1)	(BB, Ba3)	11/15/28	4.125	211,267

					1,417,729

Electronics (0.9%)

800	Coherent Corp., Rule 144A, Company Guaranteed Notes (Callable 12/14/24 @ 102.50) (1)	(B+, B2)	12/15/29	5.000	760,640

800	Synaptics, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/15/24 @ 102.00) (1)	(B+, Ba3)	06/15/29	4.000	718,673

					1,479,313

Energy - Exploration & Production (3.4%)

425	Civitas Resources, Inc., Rule 144A, Company Guaranteed Notes (Callable 07/01/25 @ 104.19) (1)	(BB-, B1)	07/01/28	8.375	444,238

425	Civitas Resources, Inc., Rule 144A, Company Guaranteed Notes (Callable 07/01/26 @ 104.38) (1)	(BB-, B1)	07/01/31	8.750	453,099

40	CNX Resources Corp., Rule 144A, Company Guaranteed Notes (Callable 01/29/24 @ 103.63) (1)	(BB, B1)	03/14/27	7.250	40,436

550	CNX Resources Corp., Rule 144A, Company Guaranteed Notes (Callable 01/29/24 @ 104.50) (1)	(BB, B1)	01/15/29	6.000	527,872

1,200	CQP Holdco LP/BIP-V Chinook Holdco LLC, Rule 144A, Senior Secured Notes (Callable 12/15/28 @ 103.75) (1)	(BB, B1)	12/15/33	7.500	1,245,334

200	Matador Resources Co., Rule 144A, Company Guaranteed Notes (Callable 04/15/25 @ 103.44) (1)	(BB-, B1)	04/15/28	6.875	203,194

1,684	Northern Oil & Gas, Inc., Rule 144A, Senior Unsecured Notes (Callable 03/01/24 @ 104.06) (1)	(B+, B2)	03/01/28	8.125	1,706,801

720	Rockcliff Energy II LLC, Rule 144A, Senior Unsecured Notes (Callable 10/15/24 @ 102.75) (1)	(B+, B3)	10/15/29	5.500	681,439

					5,302,413

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Schedule of Investments (continued)
December 31, 2023

Par (000)		Ratings † (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Environmental (0.9%)

$800	Darling Ingredients, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/15/25 @ 103.00) (1)	(BB+, Ba2)	06/15/30	6.000	$801,062

600	GFL Environmental, Inc., Rule 144A, Senior Secured Notes (Callable 01/15/27 @ 103.38) (1)	(BB-, Ba3)	01/15/31	6.750	619,034

					1,420,096

Food - Wholesale (0.5%)

800	U.S. Foods, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/01/25 @ 102.31) (1)	(BB-, B2)	06/01/30	4.625	746,591

Gaming (1.5%)

325	Boyd Gaming Corp., Rule 144A, Company Guaranteed Notes (Callable 06/15/26 @ 102.38) (1)	(BB, B1)	06/15/31	4.750	298,864

400	Caesars Entertainment, Inc., Rule 144A, Senior Secured Notes (Callable 02/15/26 @ 103.50) (1)	(B+, Ba3)	02/15/30	7.000	410,271

231	Churchill Downs, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/29/24 @ 101.58) (1)	(B+, B1)	01/15/28	4.750	221,650

850	Churchill Downs, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/01/26 @ 103.38) (1)	(B+, B1)	05/01/31	6.750	863,758

600	Jacobs Entertainment, Inc., Rule 144A, Senior Unsecured Notes (Callable 02/15/25 @ 103.38) (1)	(B, B2)	02/15/29	6.750	567,993

					2,362,536

Gas Distribution (4.4%)

1,000	CNX Midstream Partners LP, Rule 144A, Company Guaranteed Notes (Callable 04/15/25 @ 102.38) (1)	(BB, B1)	04/15/30	4.750	900,153

172	Genesis Energy LP/Genesis Energy Finance Corp., Company Guaranteed Notes (Callable 01/29/24 @ 101.56)	(B, B3)	05/15/26	6.250	171,995

286	Genesis Energy LP/Genesis Energy Finance Corp., Global Company Guaranteed Notes (Callable 04/15/26 @ 104.44)	(B, B3)	04/15/30	8.875	295,933

1,200	Hess Midstream Operations LP, Rule 144A, Company Guaranteed Notes (Callable 01/29/24 @ 102.56) (1)	(BB+, Ba2)	06/15/28	5.125	1,158,885

400	Hess Midstream Operations LP, Rule 144A, Company Guaranteed Notes (Callable 10/15/25 @ 102.75) (1)	(BB+, Ba2)	10/15/30	5.500	387,571

400	HF Sinclair Corp., Rule 144A, Senior Unsecured Notes (Callable 04/15/24 @ 103.19) (1)	(BBB-, Baa3)	04/15/27	6.375	403,561

1,150	New Fortress Energy, Inc., Rule 144A, Senior Secured Notes (Callable 01/29/24 @ 103.25) (1)	(BB, B1)	09/30/26	6.500	1,105,287

1,380	Rockies Express Pipeline LLC, Rule 144A, Senior Unsecured Notes (Callable 04/15/29 @ 100.00) (1)	(BB+, Ba2)	07/15/29	4.950	1,320,067

610	Rockies Express Pipeline LLC, Rule 144A, Senior Unsecured Notes (Callable 02/15/30 @ 100.00) (1)	(BB+, Ba2)	05/15/30	4.800	558,937

500	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 01/29/24 @ 101.88) (1)	(BB-, B1)	10/01/25	7.500	503,023

					6,805,412

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Schedule of Investments (continued)
December 31, 2023

Par (000)		Ratings † (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Health Facility (0.5%)

$800	Option Care Health, Inc., Rule 144A, Company Guaranteed Notes (Callable 10/31/24 @ 102.19) (1)	(B, B2)	10/31/29	4.375	$724,050

Health Services (1.7%)

524	AMN Healthcare, Inc., Rule 144A, Company Guaranteed Notes (Callable 04/15/24 @ 102.00) (1)	(BB-, Ba3)	04/15/29	4.000	473,195

1,600	AthenaHealth Group, Inc., Rule 144A, Senior Unsecured Notes (Callable 02/15/25 @ 103.25) (1)	(CCC, Caa2)	02/15/30	6.500	1,454,651

846	Pediatrix Medical Group, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/15/25 @ 102.69) (1),(2)	(BB-, Ba3)	02/15/30	5.375	754,135

					2,681,981

Hotels (0.3%)

400	Raising Cane’s Restaurants LLC, Rule 144A, Senior Unsecured Notes (Callable 11/01/25 @ 104.69) (1)	(B, B3)	05/01/29	9.375	427,393

Insurance Brokerage (4.7%)

1,000	Acrisure LLC/Acrisure Finance, Inc., Rule 144A, Senior Unsecured Notes (Callable 01/29/24 @ 105.06) (1)	(CCC+, Caa2)	08/01/26	10.125	1,045,951

480	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, Rule 144A, Senior Secured Notes (Callable 04/15/25 @ 103.38) (1)	(B, B2)	04/15/28	6.750	491,356

576	GTCR AP Finance, Inc., Rule 144A, Senior Unsecured Notes (Callable 01/29/24 @ 102.00) (1)	(CCC+, Caa2)	05/15/27	8.000	582,630

600	Jones Deslauriers Insurance Management, Inc., Rule 144A, Senior Secured Notes (Callable 03/15/26 @ 104.25) (1)	(B-, B2)	03/15/30	8.500	630,837

1,000	Jones Deslauriers Insurance Management, Inc., Rule 144A, Senior Unsecured Notes (Callable 12/15/25 @ 105.25) (1)	(CCC, Caa2)	12/15/30	10.500	1,055,567

2,712	NFP Corp., Rule 144A, Senior Unsecured Notes (Callable 01/29/24 @ 103.44) (1)	(CCC+, Caa2)	08/15/28	6.875	2,758,374

800	Ryan Specialty LLC, Rule 144A, Senior Secured Notes (Callable 02/01/25 @ 102.19) (1)	(BB-, B1)	02/01/30	4.375	743,000

					7,307,715

Investments & Misc. Financial Services (4.3%)

2,100	Armor Holdco, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/15/24 @ 104.25) (1)	(CCC+, Caa1)	11/15/29	8.500	1,906,996

1,400	Compass Group Diversified Holdings LLC, Rule 144A, Company Guaranteed Notes (Callable 04/15/24 @ 102.63) (1)	(B+, B1)	04/15/29	5.250	1,323,995

800	Compass Group Diversified Holdings LLC, Rule 144A, Senior Unsecured Notes (Callable 01/15/27 @ 102.50) (1)	(B+, B1)	01/15/32	5.000	726,057

1,600	GTCR W-2 Merger Sub LLC, Rule 144A, Senior Secured Notes (Callable 01/15/27 @ 103.75) (1)	(BB, Ba3)	01/15/31	7.500	1,691,796

400	Paysafe Finance PLC/Paysafe Holdings U.S. Corp., Rule 144A, Senior Secured Notes (Callable 06/15/24 @ 102.00) (1),(2)	(B, B2)	06/15/29	4.000	353,903

800	Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/29/24 @ 101.16) (1)	(NR, Ba3)	11/01/26	4.625	778,428

					6,781,175

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Schedule of Investments (continued)
December 31, 2023

Par (000)		Ratings † (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Machinery (4.2%)

$1,425	Arcosa, Inc., Rule 144A, Company Guaranteed Notes (Callable 04/15/24 @ 102.19) (1)	(BB, Ba2)	04/15/29	4.375	$1,328,741

1,080	ATS Corp., Rule 144A, Company Guaranteed Notes (Callable 01/29/24 @ 102.06) (1)	(BB, B2)	12/15/28	4.125	994,065

1,400	Dornoch Debt Merger Sub, Inc., Rule 144A, Senior Unsecured Notes (Callable 10/15/24 @ 103.31) (1)	(CCC, Caa2)	10/15/29	6.625	1,263,947

1,638	Enviri Corp., Rule 144A, Company Guaranteed Notes (Callable 01/29/24 @ 101.44) (1)	(B, B3)	07/31/27	5.750	1,529,166

250	Hillenbrand, Inc., Global Company Guaranteed Notes (Callable 01/09/24 @ 101.44)	(BB+, Ba1)	06/15/25	5.750	249,939

335	Regal Rexnord Corp., Rule 144A, Company Guaranteed Notes (Callable 12/15/29 @ 100.00) (1)	(BB+, Baa3)	02/15/30	6.300	344,425

735	Regal Rexnord Corp., Rule 144A, Company Guaranteed Notes (Callable 01/15/33 @ 100.00) (1)	(BB+, Baa3)	04/15/33	6.400	767,829

					6,478,112

Managed Care (0.3%)

505	HealthEquity, Inc., Rule 144A, Company Guaranteed Notes (Callable 10/01/24 @ 102.25) (1)	(B+, B2)	10/01/29	4.500	469,762

Media - Diversified (0.1%)

200	News Corp., Rule 144A, Company Guaranteed Notes (Callable 02/15/27 @ 102.56) (1)	(BB+, Ba1)	02/15/32	5.125	190,144

Media Content (0.6%)

1,000	Sirius XM Radio, Inc., Rule 144A, Company Guaranteed Notes (Callable 07/01/24 @ 102.75) (1)	(BB, Ba3)	07/01/29	5.500	967,915

Metals & Mining - Excluding Steel (5.6%)

800	Alcoa Nederland Holding BV, Rule 144A, Company Guaranteed Notes (Callable 01/29/24 @ 102.75) (1)	(BB+, Baa3)	12/15/27	5.500	780,627

250	Canpack SA/Canpack U.S. LLC, Rule 144A, Company Guaranteed Notes (Callable 11/15/24 @ 101.94) (1)	(BB-, NR)	11/15/29	3.875	214,571

1,800	ERO Copper Corp., Rule 144A, Company Guaranteed Notes (Callable 02/15/25 @ 103.25) (1)	(B, B1)	02/15/30	6.500	1,591,454

200	First Quantum Minerals Ltd., Rule 144A, Company Guaranteed Notes (Callable 01/09/24 @ 100.00) (1)	(B, WR)	04/01/25	7.500	191,265

1,500	First Quantum Minerals Ltd., Rule 144A, Company Guaranteed Notes (Callable 01/09/24 @ 101.72) (1)	(B, NR)	03/01/26	6.875	1,350,360

400	First Quantum Minerals Ltd., Rule 144A, Company Guaranteed Notes (Callable 06/01/26 @ 104.31) (1)	(B, NR)	06/01/31	8.625	339,652

400	Kaiser Aluminum Corp., Rule 144A, Company Guaranteed Notes (Callable 01/29/24 @ 102.31) (1)	(BB-, B2)	03/01/28	4.625	370,442

800	Kaiser Aluminum Corp., Rule 144A, Company Guaranteed Notes (Callable 06/01/26 @ 102.25) (1)	(BB-, B2)	06/01/31	4.500	690,926

110	Novelis Corp., Rule 144A, Company Guaranteed Notes (Callable 01/30/25 @ 102.38) (1)	(BB, Ba3)	01/30/30	4.750	103,629

1,729	SunCoke Energy, Inc., Rule 144A, Senior Secured Notes (Callable 06/30/24 @ 102.44) (1)	(BB, B1)	06/30/29	4.875	1,558,829

1,550	Taseko Mines Ltd., Rule 144A, Senior Secured Notes (Callable 01/29/24 @ 103.50) (1),(2)	(B-, B3)	02/15/26	7.000	1,471,789

					8,663,544

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Schedule of Investments (continued)
December 31, 2023

Par (000)		Ratings † (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Non - Electric Utilities (0.2%)

$314	Suburban Propane Partners LP/Suburban Energy Finance Corp., Rule 144A, Senior Unsecured Notes (Callable 06/01/26 @ 102.50) (1)	(BB-, B1)	06/01/31	5.000	$287,495

Packaging (4.2%)

460	Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, Rule 144A, Senior Unsecured Notes (Callable 05/15/24 @ 101.50) (1),(3)	(B, Caa1)	09/01/29	3.000	411,216

400	Ball Corp., Global Company Guaranteed Notes (Callable 11/15/24 @ 103.44)	(BB+, Ba1)	03/15/28	6.875	416,105

415	Chart Industries, Inc., Rule 144A, Senior Secured Notes (Callable 01/01/26 @ 103.75) (1)	(B+, Ba3)	01/01/30	7.500	434,754

400	Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC, Rule 144A, Senior Secured Notes (Callable 01/29/24 @ 101.50) (1)	(B-, B3)	09/15/28	6.000	373,628

1,700	Mauser Packaging Solutions Holding Co., Rule 144A, Senior Secured Notes (Callable 08/15/24 @ 103.94) (1)	(B, B2)	08/15/26	7.875	1,731,440

279	Owens-Brockway Glass Container, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/15/26 @ 103.63) (1)	(B+, B2)	05/15/31	7.250	283,224

1,000	Trident TPI Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/31/25 @ 106.38) (1)	(CCC+, Caa2)	12/31/28	12.750	1,071,250

2,040	TriMas Corp., Rule 144A, Company Guaranteed Notes (Callable 04/15/24 @ 102.06) (1)	(BB-, Ba3)	04/15/29	4.125	1,835,362

					6,556,979

Personal & Household Products (1.8%)

1,600	MajorDrive Holdings IV LLC, Rule 144A, Senior Unsecured Notes (Callable 06/01/24 @ 103.19) (1)	(CCC+, Caa2)	06/01/29	6.375	1,381,632

1,400	Verde Purchaser LLC, Rule 144A, Senior Secured Notes (Callable 11/30/26 @ 105.25) (1)	(B+, B2)	11/30/30	10.500	1,412,460

					2,794,092

Pharmaceuticals (0.2%)

708	Emergent BioSolutions, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/29/24 @ 101.94) (1)	(CCC+, Caa3)	08/15/28	3.875	290,432

Real Estate Investment Trusts (1.4%)

1,175	Global Net Lease, Inc./Global Net Lease Operating Partnership LP, Rule 144A, Company Guaranteed Notes (Callable 09/15/27 @ 100.00) (1)	(BBB-, WR)	12/15/27	3.750	983,566

200	Starwood Property Trust, Inc., Rule 144A, Senior Unsecured Notes (Callable 01/15/26 @ 100.00) (1)	(BB-, Ba3)	07/15/26	3.625	189,632

1,000	Starwood Property Trust, Inc., Rule 144A, Senior Unsecured Notes (Callable 07/15/26 @ 100.00) (1)	(BB-, Ba3)	01/15/27	4.375	943,485

					2,116,683

Recreation & Travel (4.6%)

1,400	Boyne USA, Inc., Rule 144A, Senior Unsecured Notes (Callable 05/15/24 @ 102.38) (1)	(B, B1)	05/15/29	4.750	1,318,031

2,125	SeaWorld Parks & Entertainment, Inc., Rule 144A, Company Guaranteed Notes (Callable 08/15/24 @ 102.63) (1)	(B, B2)	08/15/29	5.250	1,986,249

300	SeaWorld Parks & Entertainment, Inc., Rule 144A, Senior Secured Notes (Callable 01/29/24 @ 102.19) (1)	(BB, WR)	05/01/25	8.750	302,088

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Schedule of Investments (continued)
December 31, 2023

Par (000)		Ratings † (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Recreation & Travel (continued)

$1,692	Six Flags Entertainment Corp., Rule 144A, Company Guaranteed Notes (Callable 05/15/26 @ 103.63) (1),(2)	(B, B3)	05/15/31	7.250	$1,698,311

1,915	Speedway Motorsports LLC/Speedway Funding II, Inc., Rule 144A, Senior Unsecured Notes (Callable 01/29/24 @ 101.22) (1)	(BB, B2)	11/01/27	4.875	1,803,848

					7,108,527

Restaurants (0.4%)

625	Yum! Brands, Inc., Global Senior Unsecured Notes (Callable 04/01/27 @ 102.69)	(BB, Ba3)	04/01/32	5.375	614,894

Software - Services (5.9%)

1,700	Elastic NV, Rule 144A, Senior Unsecured Notes (Callable 07/15/24 @ 102.06) (1)	(B+, B1)	07/15/29	4.125	1,562,822

1,375	Newfold Digital Holdings Group, Inc., Rule 144A, Senior Unsecured Notes (Callable 02/15/24 @ 103.00) (1)	(CCC+, Caa2)	02/15/29	6.000	1,040,230

635	Open Text Corp., Rule 144A, Company Guaranteed Notes (Callable 12/01/24 @ 101.94) (1)	(BB-, Ba3)	12/01/29	3.875	569,984

800	Open Text Corp., Rule 144A, Senior Secured Notes (Callable 11/01/27 @ 100.00) (1)	(BBB-, Ba1)	12/01/27	6.900	832,304

825	Open Text Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/01/26 @ 102.06) (1)	(BB-, Ba3)	12/01/31	4.125	731,090

1,107	Presidio Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/29/24 @ 104.13) (1)	(CCC+, Caa1)	02/01/28	8.250	1,119,524

2,705	Virtusa Corp., Rule 144A, Senior Unsecured Notes (Callable 01/29/24 @ 103.56) (1)	(CCC+, Caa1)	12/15/28	7.125	2,323,947

676	VT Topco, Inc., Rule 144A, Senior Secured Notes (Callable 08/15/26 @ 104.25) (1)	(B, B2)	08/15/30	8.500	704,010

400	ZoomInfo Technologies LLC/ZoomInfo Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 02/01/24 @ 101.94) (1)	(B+, B1)	02/01/29	3.875	363,186

					9,247,097

Specialty Retail (4.0%)

40	Asbury Automotive Group, Inc., Global Company Guaranteed Notes (Callable 01/09/24 @ 102.25)	(BB, B1)	03/01/28	4.500	38,024

491	Asbury Automotive Group, Inc., Global Company Guaranteed Notes (Callable 03/01/25 @ 102.38)	(BB, B1)	03/01/30	4.750	459,177

200	Asbury Automotive Group, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/15/24 @ 102.31) (1)	(BB, B1)	11/15/29	4.625	185,403

200	Asbury Automotive Group, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/15/26 @ 102.50) (1)	(BB, B1)	02/15/32	5.000	182,104

51	Eagle Intermediate Global Holding BV/Eagle U.S. Finance LLC, Rule 144A, Senior Secured Notes (Callable 01/09/24 @ 101.88) (1),(4),(5)	(NR, NR)	05/01/25	7.500	33,021

1,850	Eagle Intermediate Global Holding BV/Eagle U.S. Finance LLC, Rule 144A, Senior Secured Notes (Callable 01/09/24 @ 101.88) (1)	(NR, Caa3)	05/01/25	7.500	1,223,347

68	Eagle Intermediate Global Holding BV/Ruyi U.S. Finance LLC (4),(5)	(NR, NR)	05/01/25	0.000	37,908

600	Group 1 Automotive, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/29/24 @ 102.00) (1)	(BB+, Ba2)	08/15/28	4.000	556,692

600	LCM Investments Holdings II LLC, Rule 144A, Senior Unsecured Notes (Callable 05/01/24 @ 102.44) (1)	(B+, B2)	05/01/29	4.875	558,003

800	LCM Investments Holdings II LLC, Rule 144A, Senior Unsecured Notes (Callable 08/01/26 @ 104.13) (1)	(B+, B2)	08/01/31	8.250	835,779

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Schedule of Investments (continued)
December 31, 2023

Par (000)		Ratings † (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Specialty Retail (continued)

$400	Murphy Oil USA, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/15/26 @ 101.88) (1)	(BB+, Ba2)	02/15/31	3.750	$348,493

1,150	Sonic Automotive, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/15/26 @ 102.44) (1),(2)	(BB-, B1)	11/15/31	4.875	1,026,364

750	Sunoco LP/Sunoco Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 09/15/25 @ 103.50) (1)	(BB, Ba3)	09/15/28	7.000	774,089

					6,258,404

Steel Producers/Products (1.6%)

700	ATI, Inc., Senior Unsecured Notes (Callable 08/15/26 @ 103.63)	(B+, B1)	08/15/30	7.250	728,859

2,197	TMS International Corp., Rule 144A, Senior Unsecured Notes (Callable 04/15/24 @ 103.13) (1)	(B, Caa1)	04/15/29	6.250	1,815,502

					2,544,361

Support - Services (10.0%)

1,223	Allied Universal Holdco LLC/Allied Universal Finance Corp., Rule 144A, Senior Unsecured Notes (Callable 01/29/24 @ 102.44) (1)	(CCC+, Caa2)	07/15/27	9.750	1,199,799

1,300	Allied Universal Holdco LLC/Allied Universal Finance Corp., Rule 144A, Senior Unsecured Notes (Callable 06/01/24 @ 103.00) (1),(2)	(CCC+, Caa2)	06/01/29	6.000	1,060,924

400	ASGN, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/29/24 @ 102.31) (1)	(BB-, Ba3)	05/15/28	4.625	380,252

2,400	CoreLogic, Inc., Rule 144A, Senior Secured Notes (Callable 05/01/24 @ 102.25) (1)	(B-, B2)	05/01/28	4.500	2,104,764

2,735	GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC, Rule 144A, Senior Secured Notes (Callable 01/29/24 @ 101.78) (1)	(B, B2)	07/31/26	7.125	2,694,358

1,355	H&E Equipment Services, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/29/24 @ 101.94) (1)	(BB-, B1)	12/15/28	3.875	1,232,400

600	United Rentals North America, Inc., Rule 144A, Senior Secured Notes (Callable 12/15/25 @ 103.00) (1)	(BBB-, Baa3)	12/15/29	6.000	609,659

1,100	WESCO Distribution, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/29/24 @ 101.78) (1)	(BB, Ba3)	06/15/25	7.125	1,108,986

500	WESCO Distribution, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/29/24 @ 103.63) (1)	(BB, Ba3)	06/15/28	7.250	514,162

1,231	White Cap Buyer LLC, Rule 144A, Senior Unsecured Notes (Callable 01/29/24 @ 103.44) (1)	(CCC+, Caa1)	10/15/28	6.875	1,193,161

595	Williams Scotsman, Inc., Rule 144A, Senior Secured Notes (Callable 01/29/24 @ 102.31) (1)	(BB-, B2)	08/15/28	4.625	561,887

200	XPO, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/01/26 @ 103.56) (1)	(BB-, Ba3)	06/01/31	7.125	207,517

400	XPO, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/01/27 @ 103.56) (1)	(BB-, Ba3)	02/01/32	7.125	412,910

1,045	XPO, Inc., Rule 144A, Senior Secured Notes (Callable 06/01/25 @ 103.13) (1)	(BBB-, Ba1)	06/01/28	6.250	1,059,461

1,500	ZipRecruiter, Inc., Rule 144A, Senior Unsecured Notes (Callable 01/15/25 @ 102.50) (1)	(BB-, B2)	01/15/30	5.000	1,314,293

					15,654,533

Tech Hardware & Equipment (2.4%)

900	CommScope Technologies LLC, Rule 144A, Company Guaranteed Notes (Callable 01/09/24 @ 100.00) (1)	(CCC-, Caa2)	06/15/25	6.000	734,346

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Schedule of Investments (continued)
December 31, 2023

Par (000)		Ratings † (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)

Tech Hardware & Equipment (continued)

$340	CommScope Technologies LLC, Rule 144A, Company Guaranteed Notes (Callable 01/09/24 @ 101.67) (1)	(CCC-, Caa2)	03/15/27	5.000	$141,843

1,350	Entegris Escrow Corp., Rule 144A, Senior Secured Notes (Callable 01/15/29 @ 100.00) (1)	(BB, Baa3)	04/15/29	4.750	1,301,682

1,600	Imola Merger Corp., Rule 144A, Senior Secured Notes (Callable 05/15/24 @ 102.38) (1)	(BB-, B1)	05/15/29	4.750	1,522,666

					3,700,537

Telecom - Wireline Integrated & Services (3.1%)

1,856	Altice France SA, Rule 144A, Senior Secured Notes (Callable 01/29/24 @ 102.56) (1)	(B-, B2)	01/15/29	5.125	1,444,907

200	Altice France SA, Rule 144A, Senior Secured Notes (Callable 04/15/24 @ 102.56) (1)	(B-, B2)	07/15/29	5.125	155,587

200	Altice France SA, Rule 144A, Senior Secured Notes (Callable 10/15/24 @ 102.75) (1)	(B-, B2)	10/15/29	5.500	156,994

1,193	LCPR Senior Secured Financing DAC, Rule 144A, Senior Secured Notes (Callable 01/29/24 @ 101.69) (1)	(B+, B1)	10/15/27	6.750	1,169,695

200	LCPR Senior Secured Financing DAC, Rule 144A, Senior Secured Notes (Callable 07/15/24 @ 102.56) (1)	(B+, B1)	07/15/29	5.125	174,471

400	Level 3 Financing, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/29/24 @ 102.13) (1),(4)	(CCC+, B3)	07/01/28	4.250	238,000

600	Level 3 Financing, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/15/24 @ 101.81) (1),(4)	(CCC+, B3)	01/15/29	3.625	315,000

500	Virgin Media Secured Finance PLC, Rule 144A, Senior Secured Notes (Callable 01/08/24 @ 101.25) (1),(6)	(BB-, Ba3)	04/15/27	5.000	622,548

200	Virgin Media Secured Finance PLC, Rule 144A, Senior Secured Notes (Callable 08/15/25 @ 102.25) (1)	(BB-, Ba3)	08/15/30	4.500	178,322

400	Vmed O2 U.K. Financing I PLC, Rule 144A, Senior Secured Notes (Callable 01/31/26 @ 102.13) (1)	(BB-, Ba3)	01/31/31	4.250	349,752

					4,805,276

Theaters & Entertainment (1.2%)

1,025	Live Nation Entertainment, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/29/24 @ 100.00) (1)	(B+, B2)	11/01/24	4.875	1,016,667

325	Live Nation Entertainment, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/29/24 @ 102.38) (1)	(B+, B2)	10/15/27	4.750	311,902

600	Live Nation Entertainment, Inc., Rule 144A, Senior Secured Notes (Callable 01/29/24 @ 104.88) (1)	(BB, Ba3)	05/15/27	6.500	610,867

					1,939,436

Trucking & Delivery (0.9%)

1,400	RXO, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/15/24 @ 103.75) (1)	(BB+, Baa3)	11/15/27	7.500	1,445,962

TOTAL CORPORATE BONDS (Cost $159,663,546)					154,409,815

BANK LOANS (22.0%)

Advertising (0.4%)

22	MH Sub I LLC (1st Lien Term Loan), 1 mo. USD Term SOFR + 3.750% (7)	(B, B1)	09/13/24	9.220	22,508

551	MH Sub I LLC (Incremental Term Loan), 1 mo. USD Term SOFR + 3.750% (7)	(B, B1)	09/13/24	9.220	552,797

					575,305

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Schedule of Investments (continued)
December 31, 2023

Par (000)		Ratings † (S&P/Moody’s)	Maturity	Rate%	Value

BANK LOANS (continued)

Aerospace & Defense (1.1%)

$1,050	Amentum Government Services Holdings LLC, 1 mo. USD Term SOFR + 8.750% (7)	(NR, NR)	01/31/28	14.220	$1,046,063

296	Amentum Government Services Holdings LLC, 1 mo. USD Term SOFR + 4.000% (7)	(B, B2)	02/15/29	9.358	296,165

376	Peraton Corp., 3 mo. USD Term SOFR + 7.750% (7)	(NR, NR)	02/01/29	13.222	375,348

					1,717,576

Auto Parts & Equipment (0.2%)

331	Jason Group, Inc., 1 mo. USD Term SOFR + 6.000%, 0.000% PIK (7),(8)	(NR, WR)	08/28/25	11.470	297,273

Building Materials (0.3%)

529	Cornerstone Building Brands, Inc., 1 mo. USD Term SOFR + 5.625% (7)	(B, B2)	08/01/28	10.987	535,863

Chemicals (0.8%)

345	Ascend Performance Materials Operations LLC, 3 mo. USD Term SOFR + 4.750% (7)	(B+, Ba3)	08/27/26	10.318	332,506

741	Luxembourg Investment Co. 428 SARL, 3 mo. USD Term SOFR + 5.000% (7)	(D, Caa2)	01/03/29	10.434	346,953

568	Polar U.S. Borrower LLC, 3 mo. USD Term SOFR + 4.750% (7)	(CCC, Caa1)	10/15/25	10.243 - 10.244	389,759

161	Sk Neptune Husky Finance SARL, 3 mo. USD Term SOFR + 10.000% (5),(7)	(NR, NR)	04/30/24	15.375	158,265

					1,227,483

Diversified Capital Goods (1.0%)

743	Dynacast International LLC, 3 mo. USD Term SOFR + 9.000% (7)	(CCC-, Caa2)	10/22/25	14.488	535,667

1,018	Electrical Components International, Inc., U.S. (Fed) Prime Rate + 7.500% (5),(7)	(B-, B2)	06/26/25	16.000	977,587

					1,513,254

Electric - Generation (0.9%)

1,492	Brookfield WEC Holdings, Inc., 1 mo. USD Term SOFR + 2.750% (7)	(B, B1)	08/01/25	8.220	1,497,971

Electronics (1.0%)

1,510	Idemia Group, 3 mo. USD Term SOFR + 4.750% (7)	(B, B2)	09/30/28	10.098	1,516,536

Food & Drug Retailers (0.4%)

1,000	WOOF Holdings, Inc., 3 mo. USD Term SOFR + 7.250% (7)	(CCC-, Ca)	12/21/28	12.749	622,000

Gas Distribution (0.6%)

998	Traverse Midstream Partners LLC, 3 mo. USD Term SOFR + 3.750% (7)	(B+, B2)	02/16/28	9.240	1,001,183

Health Facility (0.3%)

532	Carestream Health, Inc., 3 mo. USD Term SOFR + 7.500% (7)	(B-, Caa1)	09/30/27	12.948	416,175

Health Services (1.2%)

819	MedAssets Software Intermediate Holdings, Inc., 1 mo. USD Term SOFR + 6.750% (7)	(D, Ca)	12/17/29	12.220	494,062

748	Radiology Partners, Inc., 1 mo. USD Term SOFR + 4.250% (7)	(CCC+, Caa2)	07/09/25	10.179	607,038

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Schedule of Investments (continued)
December 31, 2023

Par (000)		Ratings † (S&P/Moody’s)	Maturity	Rate%	Value

BANK LOANS (continued)

Health Services (continued)

$798	U.S. Radiology Specialists, Inc., 3 mo. USD Term SOFR + 5.250% (7)	(B-, B3)	12/15/27	10.748	$792,555

					1,893,655

Hotels (0.5%)

895	Aimbridge Acquisition Co., Inc., 1 mo. USD Term SOFR + 4.750% (7)	(CCC+, B3)	02/02/26	10.220	836,592

Investments & Misc. Financial Services (1.5%)

1,500	AqGen Ascensus, Inc., 3 mo. USD Term SOFR + 6.500% (7)	(CCC, Caa2)	08/02/29	12.176	1,448,437

865	Deerfield Dakota Holding LLC, 3 mo. USD Term SOFR + 6.750% (7)	(CCC, Caa2)	04/07/28	12.360	831,851

					2,280,288

Machinery (1.1%)

1,398	LTI Holdings, Inc., 1 mo. USD Term SOFR + 6.750% (7),(9)	(CCC+, Caa2)	09/06/26	12.220	1,259,025

431	LTI Holdings, Inc., 1 mo. USD Term SOFR + 3.500% (7)	(B-, B2)	09/06/25	8.970	416,775

					1,675,800

Media - Diversified (0.3%)

214	Technicolor Creative Studios, 3 mo. EUR EURIBOR + 5.000% (3),(4),(5),(7)	(NR, NR)	06/05/30	8.795	—

36	Technicolor Creative Studios, 3 mo. EUR EURIBOR + 0.000% (3),(4),(5),(7)	(NR, NR)	07/31/26	4.172	39,890

101	Technicolor Creative Studios, 6 mo. EUR EURIBOR + 0.500% (3),(5),(7)	(NR, NR)	07/31/26	3.835	97,792

95	Technicolor Creative Studios, 6 mo. EUR EURIBOR + 0.500% (3),(5),(7)	(NR, NR)	07/31/26	4.429	91,487

529	Technicolor Creative Studios, 3 mo. EUR EURIBOR + 5.000% (3),(5),(7)	(NR, NR)	08/06/33	8.925	245,891

					475,060

Medical Products (1.5%)

374	Femur Buyer, Inc., 3 mo. USD Term SOFR + 4.500% (7)	(CCC+, Caa1)	03/05/26	10.110	338,115

627	Femur Buyer, Inc., 3 mo. USD Term SOFR + 5.500% (5),(7)	(CCC+, NR)	08/05/25	11.110	541,032

900	Viant Medical Holdings, Inc., 1 mo. USD Term SOFR + 7.750% (7),(9)	(CCC, Caa3)	07/02/26	13.220	871,317

679	Viant Medical Holdings, Inc., 1 mo. USD LIBOR + 6.250% (5),(7)	(B-, B3)	07/02/25	11.720	678,734

					2,429,198

Packaging (0.6%)

898	Proampac PG Borrower LLC, 3 mo. USD Term SOFR + 4.500% (7)	(B-, B3)	09/15/28	9.868 - 9.887	900,515

540	Strategic Materials, Inc. (9),(10),(11)	(NR, C)	10/31/25	0.000	12,285

					912,800

Personal & Household Products (0.8%)

1,277	Serta Simmons Bedding LLC, 3 mo. USD Term SOFR + 7.500% (7)	(NR, NR)	06/29/28	12.963	1,218,914

Recreation & Travel (1.7%)

763	Bulldog Purchaser, Inc., 3 mo. USD Term SOFR + 7.750% (7)	(CCC-, Caa3)	09/04/26	13.238	687,879

961	Bulldog Purchaser, Inc., 3 mo. USD Term SOFR + 3.750% (7)	(B-, B3)	09/05/25	9.238	936,521

773	Hornblower Sub LLC, U.S. (Fed) Prime Rate + 7.125% (7)	(NR, NR)	11/10/25	15.625	774,166

200	Hornblower Sub LLC, U.S. (Fed) Prime Rate + 7.125% (7)	(NR, NR)	11/20/25	15.625	200,251

					2,598,817

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Schedule of Investments (continued)
December 31, 2023

Par (000)		Ratings † (S&P/Moody’s)	Maturity	Rate%	Value

BANK LOANS (continued)

Restaurants (0.1%)

$200	Tacala LLC, 1 mo. USD Term SOFR + 8.000% (7)	(CCC, Caa2)	02/04/28	13.470	$200,063

Software - Services (2.4%)

1,184	Aston FinCo SARL, 1 mo. USD Term SOFR + 4.250% (7)	(CCC+, B3)	10/09/26	9.720	1,006,893

770	Astra Acquisition Corp., 3 mo. USD Term SOFR + 5.250% (7)	(CCC+, Caa1)	10/25/28	10.860	502,218

600	CommerceHub, Inc., 3 mo. USD Term SOFR + 7.000% (7)	(CCC, Caa2)	12/29/28	12.540	483,000

202	DCert Buyer, Inc. (12)	(B-, B2)	10/16/26	0.000	200,511

1,544	Quest Software U.S. Holdings, Inc., 3 mo. USD Term SOFR + 4.250% (7)	(CCC+, B2)	02/01/29	9.783	1,187,539

455	Redstone Holdco 2 LP, 1 mo. USD Term SOFR + 4.750% (7)	(B-, B3)	04/27/28	10.220	347,121

					3,727,282

Support - Services (1.0%)

400	LaserShip, Inc., 2 mo. USD Term SOFR + 7.500% (7)	(CCC-, Caa3)	05/07/29	13.396	336,000

791	LaserShip, Inc., 3 mo. USD Term SOFR + 4.500% (7)	(CCC+, B3)	05/07/28	10.396	729,076

213	LaserShip, Inc., 3 mo. USD Term SOFR + 7.000% (5),(7)	(NR, B3)	09/29/27	12.468	207,597

400	TruGreen Ltd. Partnership, 3 mo. USD Term SOFR + 8.500% (7)	(CCC, Caa3)	11/02/28	14.145	308,334

					1,581,007

Telecom - Wireline Integrated & Services (1.2%)

1,042	Patagonia Holdco LLC, 3 mo. USD Term SOFR + 5.750% (7)	(NR, B1)	08/01/29	11.116	951,388

875	TVC Albany, Inc., 1 mo. USD Term SOFR + 7.500% (7),(9)	(CCC, Caa2)	07/23/26	12.970	861,875

					1,813,263

Theaters & Entertainment (1.1%)

497	UFC Holdings LLC, 3 mo. USD Term SOFR + 2.750% (7)	(BB, Ba3)	04/29/26	8.399	499,627

1,266	William Morris Endeavor Entertainment LLC, 1 mo. USD Term SOFR + 2.750% (7)	(BB-, B3)	05/18/25	8.220	1,271,374

					1,771,001

TOTAL BANK LOANS (Cost $36,622,097)					34,334,359

ASSET BACKED SECURITIES (8.6%)

Collateralized Debt Obligations (8.6%)

650	Anchorage Capital CLO 15 Ltd., 2020-15A, Rule 144A, 3 mo. USD Term SOFR + 7.662% (1),(7)	(NR, Ba3)	07/20/34	13.077	629,091

1,000	Anchorage Capital CLO 25 Ltd., 2022-25A, Rule 144A, 3 mo. USD Term SOFR + 7.170% (1),(7)	(NR, Ba3)	04/20/35	12.586	951,414

780	Anchorage Capital Europe CLO 6 DAC, Rule 144A, 3 mo. EUR EURIBOR + 5.000% (1),(3),(4),(5),(7)	(BBB-, NR)	01/22/38	8.929	861,627

500	Anchorage Credit Funding 4 Ltd., 2016-4A, Rule 144A (1)	(NR, Ba3)	04/27/39	6.659	416,310

750	Battalion CLO 18 Ltd., 2020-18A, Rule 144A, 3 mo. USD Term SOFR + 6.972% (1),(7)	(BB-, NR)	10/15/36	12.366	681,450

1,000	Battalion CLO XV Ltd., 2020-15A, Rule 144A, 3 mo. USD Term SOFR + 6.612% (1),(7)	(BB-, NR)	01/17/33	12.014	926,679

1,000	Cedar Funding VI CLO Ltd., 2016-6A, Rule 144A, 3 mo. USD Term SOFR + 6.982% (1),(7)	(BB-, NR)	04/20/34	12.397	962,034

1,000	CIFC Funding Ltd., 2017-1A, Rule 144A, 3 mo. USD Term SOFR + 3.762% (1),(7)	(NR, Baa2)	04/23/29	9.174	999,544

500	Generate CLO 5 Ltd., Rule 144A, 3 mo. USD Term SOFR + 6.272% (1),(7)	(NR, Ba3)	10/22/31	11.684	485,400

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Schedule of Investments (continued)
December 31, 2023

Par (000)		Ratings † (S&P/Moody’s)	Maturity	Rate%	Value

ASSET BACKED SECURITIES (continued)

Collateralized Debt Obligations (continued)

$1,000	KKR CLO Ltd., 14, Rule 144A, 3 mo. USD Term SOFR + 6.412% (1),(7)	(NR, B1)	07/15/31	11.806	$950,231

1,000	KKR CLO Ltd., 16, Rule 144A, 3 mo. USD Term SOFR + 7.372% (1),(7)	(BB-, NR)	10/20/34	12.787	953,193

1,000	Marble Point CLO XXIII Ltd., 2021-4A, Rule 144A, 3 mo. USD Term SOFR + 6.012% (1),(7)	(NR, Ba1)	01/22/35	11.424	949,544

400	MP CLO III Ltd., 2013-1A, Rule 144A, 3 mo. USD Term SOFR + 3.312% (1),(7)	(NR, Ba1)	10/20/30	8.727	369,193

1,000	Oaktree CLO Ltd., 2019-4A, Rule 144A, 3 mo. USD Term SOFR + 7.492% (1),(7)	(BB-, NR)	10/20/32	12.907	993,878

1,000	Palmer Square Credit Funding Ltd., 2019-1A, Rule 144A (1)	(NR, Baa2)	04/20/37	5.459	901,854

1,000	Venture 41 CLO Ltd., 2021-41A, Rule 144A, 3 mo. USD Term SOFR + 7.972% (1),(7)	(BB-, NR)	01/20/34	13.387	952,889

400	Vibrant CLO VII Ltd., 2017-7A, Rule 144A, 3 mo. USD Term SOFR + 3.862% (1),(7)	(NR, Baa3)	09/15/30	9.277	391,002

TOTAL ASSET BACKED SECURITIES (Cost $13,799,718)					13,375,333

Shares

COMMON STOCKS (0.7%)

Auto Parts & Equipment (0.2%)

37,576	Jason, Inc. (5),(11)				382,038

Chemicals (0.4%)

2,794	Project Investor Holdings LLC (4),(5),(9),(11)				28

46,574	Proppants Holdings LLC (4),(5),(9),(11)				931

10,028	UTEX Industries, Inc. (5),(11)				551,540

					552,499

Personal & Household Products (0.1%)

22,719	Serta Simmons Common (11)				133,474

Pharmaceuticals (0.0%)

45,583	Akorn, Inc. (11)				22,792

Private Placement (0.0%)

36,452	Technicolor Creative Studios SA (11),(13)				65,635

Specialty Retail (0.0%)

69	Eagle Investments Holding Co. LLC, Class B (4),(5),(11)				1

Support - Services (0.0%)

800	LTR Holdings, Inc. (4),(5),(9),(11)				1,185

Theaters & Entertainment (0.0%)

255,042	Vantiva SA (3),(11)				32,890

TOTAL COMMON STOCKS (Cost $3,044,082)					1,190,514

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Schedule of Investments (continued)
December 31, 2023

Shares		Value

WARRANT (0.0%)

Chemicals (0.0%)

11,643	Project Investor Holdings LLC, expires 02/20/2022 (4),(5),(9),(11) (Cost $6,054)	$0

SHORT-TERM INVESTMENTS (5.3%)

1,056,408	State Street Institutional U.S. Government Money Market Fund - Premier Class, 5.32%	1,056,408

7,169,920	State Street Navigator Securities Lending Government Money Market Portfolio, 5.36% (14)	7,169,920

TOTAL SHORT-TERM INVESTMENTS (Cost $8,226,328)		8,226,328

TOTAL INVESTMENTS AT VALUE (135.5%) (Cost $221,361,825)		211,536,349

LIABILITIES IN EXCESS OF OTHER ASSETS (-35.5%)		(55,381,733)

NET ASSETS (100.0%)		$156,154,616

INVESTMENT ABBREVIATIONS
1 mo. = 1 month
3 mo. = 3 month
6 mo. = 6 month
EURIBOR = Euro Interbank Offered Rate
LIBOR = London Interbank Offered Rate
NR = Not Rated
SARL = société à responsabilité limitée
SOFR = Secured Overnight Financing Rate
WR = Withdrawn Rating

†	Credit ratings given by the S&P Global Ratings Division of S&P Global Inc. (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) are unaudited.

(1)
Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, these securities amounted to a value of $163,886,643 or 105.0% of net assets.

(2)	Security or portion thereof is out on loan (See Note 2-K).

(3)	This security is denominated in Euro.

(4)
Not readily marketable security; security is valued at fair value as determined in good faith by Credit Suisse Asset Management, LLC as the Fund’s valuation designee under the oversight of the Board of Directors.

(5)	Security is valued using significant unobservable inputs.

(6)	This security is denominated in British Pound.

(7)	Variable rate obligation - The interest rate shown is the rate in effect as of December 31, 2023. The rate may be subject to a cap and floor.

(8)	PIK: Payment-in-kind security for which part of the income earned may be paid as additional principal.

(9)	Illiquid security.

(10)	Bond is currently in default.

(11)	Non-income producing security.

(12)
The rates on certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The interest rate shown is the rate in effect as of December 31, 2023.

(13)	Security is held through holdings of 100 shares of the CIG Special Purpose SPC - Credit Suisse Asset Management Income Fund Segregated Portfolio, an affiliated entity.

(14)	Represents security purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Schedule of Investments (continued)
December 31, 2023

Forward Foreign Currency Contracts

Forward Currency to be Purchased		Forward Currency to be Sold		Expiration Date	Counterparty	Value on Settlement Date	Current Value/ Notional	Unrealized Appreciation
EUR	34,924	USD	37,731	10/07/24	Deutsche Bank AG	$37,731	$39,034	$1,303
GBP	9,553	USD	11,687	10/07/24	Morgan Stanley	11,687	12,187	500

Total Unrealized Appreciation								$1,803

Forward Foreign Currency Contracts

Forward Currency to be Purchased		Forward Currency to be Sold		Expiration Date	Counterparty	Value on Settlement Date	Current Value/ Notional	Unrealized Depreciation
USD	58,938	EUR	52,996	10/07/24	Barclays Bank PLC	$(58,938)	$(59,234)	$(296)
USD	847,848	EUR	772,600	10/07/24	Deutsche Bank AG	(847,848)	(863,537)	(15,689)
USD	1,484,709	EUR	1,386,231	10/07/24	Morgan Stanley	(1,484,709)	(1,549,394)	(64,685)
USD	12,959	GBP	10,518	10/07/24	Barclays Bank PLC	(12,959)	(13,417)	(458)
USD	13,273	GBP	10,494	10/07/24	Deutsche Bank AG	(13,273)	(13,386)	(113)
USD	576,089	GBP	472,590	10/07/24	Morgan Stanley	(576,089)	(602,853)	(26,764)

Total Unrealized Depreciation								$(108,005)

Total Net Unrealized Appreciation/(Depreciation)								$(106,202)

Currency Abbreviations:
EUR = Euro
GBP = British Pound
USD = United States Dollar

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Statement of Assets and Liabilities
December 31, 2023

Assets
Investments at value, including collateral for securities on loan of $7,169,920 (Cost $221,361,825) (Note 2)	$211,536,349	1
Cash	194,724
Foreign currency at value (Cost $255)	261
Interest receivable	3,635,044
Receivable for investments sold	587,766
Deferred offering costs (Note 7)	586,917
Receivable for Fund shares sold	150,883
Unrealized appreciation on forward foreign currency contracts (Note 2)	1,803
Prepaid expenses and other assets	10,782

Total assets	216,704,529

Liabilities
Investment advisory fee payable (Note 3)	179,340
Administrative services fee payable (Note 3)	15,428
Loan payable (Note 4)	52,500,000
Payable upon return of securities loaned (Note 2)	7,169,920
Interest payable (Note 4)	225,025
Payable for investments purchased	200,261
Unrealized depreciation on forward foreign currency contracts (Note 2)	108,005
Commitment fees payable (Note 4)	12,073
Accrued expenses	139,861

Total liabilities	60,549,913

Net Assets
Applicable to 52,784,371 shares outstanding	$156,154,616

Net Assets
Capital stock, $.001 par value (Note 6)	52,784
Paid-in capital (Note 6)	193,062,150
Total distributable earnings (loss)	(36,960,318)

Net assets	$156,154,616

Net Asset Value Per Share	$2.96

Market Price Per Share	$3.13

1	Includes $7,002,073 of securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Statement of Operations
For the Year Ended December 31, 2023

Investment Income
Interest	$17,657,715
Other Income	3,619
Dividends	2,932
Securities lending (net of rebates)	70,998

Total investment income	17,735,264

Expenses
Investment advisory fees (Note 3)	717,162
Administrative services fees (Note 3)	64,967
Interest expense (Note 4)	3,308,174
Directors’ fees	137,019
Printing fees	78,405
Custodian fees	65,322
Commitment fees (Note 4)	62,692
Legal fees	57,868
Audit and tax fees	52,900
Transfer agent fees	50,268
Stock exchange listing fees	16,790
Insurance expense	3,307
Miscellaneous expense	11,502

Total expenses	4,626,376

Net investment income	13,108,888

Net Realized and Unrealized Gain (Loss) from Investments, Foreign Currency and Forward Foreign Currency Contracts
Net realized loss from investments	(11,556,682)
Net realized gain from foreign currency transactions	6,238
Net realized loss from forward foreign currency contracts	(166,839)
Net change in unrealized appreciation (depreciation) from investments	24,519,725
Net change in unrealized appreciation (depreciation) from foreign currency translations	(6,519)
Net change in unrealized appreciation (depreciation) from forward foreign currency contracts	98,625

Net realized and unrealized gain from investments, foreign currency transactions and forward foreign currency contracts	12,894,548

Net increase in net assets resulting from operations	$26,003,436

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Statements of Changes in Net Assets

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
From Operations
Net investment income	$13,108,888	$12,209,827
Net realized loss from investments, foreign currency transactions and forward foreign currency contracts	(11,717,283)	(2,734,929)
Net change in unrealized appreciation (depreciation) from investments, foreign currency translations and forward foreign currency contracts	24,611,831	(31,873,386)

Net increase (decrease) in net assets resulting from operations	26,003,436	(22,398,488)

From Distributions
From distributable earnings	(12,989,932)	(12,261,813)
Return of capital	(1,224,299)	(1,895,583)

Net decrease in net assets resulting from distributions	(14,214,231)	(14,157,396)

From Capital Share Transactions (Note 6)
Net proceeds from at-the-market offering (Note 7)	369,408	808,859
Reinvestment of distributions	81,972	47,275

Net increase in net assets from capital share transactions	451,380	856,134

Net increase (decrease) in net assets	12,240,585	(35,699,750)
Net Assets
Beginning of year	143,914,031	179,613,781

End of year	$156,154,616	$143,914,031

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Statement of Cash Flows
For the Year Ended December 31, 2023

Reconciliation of Net Increase in Net Assets from Operations to Net Cash Provided by Operating Activities
Net increase in net assets resulting from operations		$26,003,436

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Provided by Operating Activities
Increase in interest receivable	$(112,635)
Decrease in accrued expenses	(28,191)
Increase in payable upon return of securities loaned	282,405
Increase in interest payable	93,302
Increase in commitment fees payable	12,073
Increase in prepaid expenses and other assets	(10,205)
Increase in deferred offering cost	(15,412)
Increase in investment advisory fee payable	6,232
Net amortization of a premium or accretion of a discount on investments	(1,141,615)
Purchases of long-term securities, net of change in payable for investments purchased	(82,956,627)
Sales of long-term securities, net of change in receivable for investments sold	89,873,102
Net proceeds from sales (purchases) of short-term securities	3,001,179
Net change in unrealized (appreciation) depreciation from investments and forward foreign currency contracts	(24,618,350)
Net realized loss from investments	11,556,682
Total adjustments		(4,058,060)

Net cash provided by operating activities 1		$21,945,376

Cash Flows From Financing Activities
Borrowings on revolving credit facility	5,000,000
Repayments of credit facility	(13,000,000)
Proceeds from the sale of shares	218,525
Cash distributions paid	(14,132,259)

Net cash used in financing activities		(21,913,734)

Net increase in cash		31,642
Cash — beginning of year		163,343

Cash — end of year		$194,985

Non-Cash Activity:
Issuance of shares through dividend reinvestments		$81,972

1	Included in net cash provided by operating activities is cash of $3,214,872 paid for interest on borrowings.

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Financial Highlights

	For the Year Ended December 31,
	2023	2022	2021	2020	2019
Per share operating performance
Net asset value, beginning of year	$2.73	$3.43	$3.42	$3.48	$3.21

INVESTMENT OPERATIONS
Net investment income 1	0.25	0.23	0.23	0.27	0.26
Net gain (loss) from investments, foreign currency transactions and forward foreign currency contracts (both realized and unrealized)	0.25	(0.66)	0.05	(0.06)	0.28

Total from investment activities	0.50	(0.43)	0.28	0.21	0.54

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.25)	(0.23)	(0.24)	(0.27)	(0.27)
Return of capital	(0.02)	(0.04)	(0.03)	—	(0.00	) 2

Total dividends and distributions	(0.27)	(0.27)	(0.27)	(0.27)	(0.27)

Net asset value, end of year	$2.96	$2.73	$3.43	$3.42	$3.48

Per share market value, end of year	$3.13	$2.52	$3.43	$3.15	$3.22

TOTAL INVESTMENT RETURN 3
Net asset value	19.65%	(12.46)%	8.51%	8.08%	18.17%
Market value	37.07%	(19.19)%	17.82%	7.58%	26.71%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$156,155	$143,914	$179,614	$178,641	$182,030
Ratio of net expenses to average net assets	3.10%	1.91%	1.07%	1.25%	1.92%
Ratio of net expenses to average net assets excluding interest expense	0.88%	0.89%	0.80%	0.75%	0.78%
Ratio of net investment income to average net assets	8.79%	7.79%	6.70%	8.55%	7.59%
Asset Coverage per $1,000 of Indebtedness	$3,974	$3,379	$4,070	$4,162	$4,021
Outstanding senior securities (000s omitted)	$52,500	$60,500	$58,500	$56,500	$60,250
Portfolio turnover rate 4	39%	42%	53%	36%	35%

1	Per share information is calculated using the average shares outstanding method.
2	This amount represents less than $(0.01) per share.
3
Total investment return at net asset value is based on the change in the net asset value of Fund shares and assumes reinvestment of distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on the change in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on NAV and market price.

4
Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Financial Highlights (continued)

	For the Year Ended December 31,
	2018	2017	2016	2015	2014
Per share operating performance
Net asset value, beginning of year	$3.58	$3.48	$3.21	$3.62	$3.84

INVESTMENT OPERATIONS
Net investment income 1	0.27	0.24	0.25	0.25	0.25
Net gain (loss) on investments, foreign currency transactions and forward foreign currency contracts (both realized and unrealized)	(0.37)	0.12	0.28	(0.40)	(0.19)

Total from investment activities	(0.10)	0.36	0.53	(0.15)	0.06

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.27)	(0.24)	(0.25)	(0.26)	(0.27)
Return of capital	—	(0.02)	(0.01)	—	(0.01)

Total dividends and distributions	(0.27)	(0.26)	(0.26)	(0.26)	(0.28)

Net asset value, end of year	$3.21	$3.58	$3.48	$3.21	$3.62

Per share market value, end of year	$2.77	$3.31	$3.16	$2.78	$3.29

TOTAL INVESTMENT RETURN 2
Net asset value	(2.39)%	11.34%	18.64%	(3.35)%	1.92%
Market value	(8.89)%	13.37%	24.39%	(7.90)%	(0.09)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$167,897	$187,472	$182,019	$167,848	$189,343
Ratio of expenses to average net assets	1.82%	1.06%	0.74%	0.66%	0.71%
Ratio of expenses to average net assets excluding interest expense	0.78%	0.90%	0.74%	0.66%	0.71	% 3
Ratio of net investment income to average net assets	7.83%	6.75%	7.66%	7.21%	6.60%
Asset Coverage per $1,000 of Indebtedness	$3,373	$5,075	$—	$—	$—
Outstanding senior securities (000s omitted)	$70,750	$46,000	$—	$—	$—
Portfolio turnover rate 4	39%	64%	53%	51%	67%

1	Per share information is calculated using the average shares outstanding method.
2
Total investment return at net asset value is based on the change in the net asset value of Fund shares and assumes reinvestment of distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on the change in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on NAV and market price.

3	Presentation of 2014 adjusted to conform with current period presentation.
4
Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.
Notes to Financial Statements
December 31, 2023

Note 1. Organization
Credit Suisse Asset Management Income Fund, Inc. (the “Fund”) was incorporated on February 11, 1987 and is registered as a diversified, closed-end
management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objective of the Fund is to provide current income consistent with the preservation of capital.
Note 2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 — Financial Services — Investment Companies.
A) SECURITY VALUATION — The Board of Directors (the “Board”) is responsible for the Fund’s valuation process. The Board has delegated the supervision of the daily valuation process to Credit Suisse Asset Management, LLC, the Fund’s investment adviser (“Credit Suisse” or the “Adviser”), who has established a Pricing Committee and a Pricing Group, which, pursuant to the policies adopted by the Board, are responsible for making fair valuation determinations and overseeing the Fund’s pricing policies. The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the “Exchange”) on each day the Exchange is open for business. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. These pricing services generally price fixed income securities assuming orderly transactions of an institutional “round lot” size, but some trades occur in smaller “odd lot” sizes which may be effected at lower prices than institutional round lot trades. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Investments in open-ended mutual funds are valued at the net asset value as reported on each business day and under normal circumstances. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser, as the Board’s valuation designee (as defined in Rule
2a-5
under the 1940 Act), in accordance with the Adviser’s procedures. The Board oversees the Adviser in its role as valuation designee in accordance with the requirements of Rule
2a-5
under the 1940 Act. The Fund may utilize a service provided by an independent third party to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to

Credit Suisse Asset Management Income Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2023

Note 2. Significant Accounting Policies
 (continued)

supply prices for a portfolio investment, or if the prices supplied are deemed by the Adviser to be unreliable, the market price may be determined by the Adviser using quotations from one or more brokers/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, these securities will be fair valued in good faith by the Pricing Group, in accordance with procedures established by the Adviser.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.
GAAP established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at each measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund’s assets and liabilities carried at fair value:

Assets	Level 1	Level 2	Level 3		Total
Investments in Securities
Corporate Bonds	$—	$154,338,886	$70,929		$154,409,815
Bank Loans	—	31,296,084	3,038,275		34,334,359
Asset Backed Securities	—	12,513,706	861,627		13,375,333
Common Stocks	199,109	55,682	935,723		1,190,514
Warrants	—	—	0	1	0
Short-term Investments	8,226,328	—	—		8,226,328

	$8,425,437	$198,204,358	$4,906,554		$211,536,349

Other Financial Instruments*
Forward Foreign Currency Contracts	$—	$1,803	$—		$1,803

Liabilities
Other Financial Instruments*
Forward Foreign Currency Contracts	$—	$108,005	$—		$108,005

1	Included a zero valued security.
*	Other financial instruments include unrealized appreciation (depreciation) on forward foreign currency contracts.

Credit Suisse Asset Management Income Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2023

Note 2. Significant Accounting Policies
 (continued)

The following is a reconciliation of investments as of December 31, 2023 for which significant unobservable inputs were used in determining fair value.

	Corporate Bonds	Bank Loans	Asset Backed Securities	Common Stocks	Warrant		Total
Balance as of December 31, 2022	$94,488	$4,620,480	$—	$302,487	$73	(1)	$5,017,528
Accrued discounts (premiums)	(18,502)	17,461	—	—	—		(1,041)
Purchases	—	941,464	845,169	—	—		1,786,633
Sales	(39,719)	(596,457)	—	(92,783)	—		(728,959)
Realized gain (loss)	(218,058)	(447,434)	—	(2,594,920)	(3,965)		(3,264,377)
Change in unrealized appreciation (depreciation)	252,720	570,163	16,458	2,410,153	3,892		3,253,386
Transfers into Level 3	—	—	—	933,578	—		933,578
Transfers out of Level 3	—	(2,067,402)	—	(22,792)	—		(2,090,194)

Balance as of December 31, 2023	$70,929	$3,038,275	$861,627	$935,723	$0	(1)	$4,906,554

Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2023	$7,170	$(2,549)	$16,458	$—	$—		$21,079

(1)	Includes a zero valued security.
Quantitative Disclosure About Significant Unobservable Inputs

Asset Class	Fair Value At December 31, 2023	Valuation Technique	Unobservable Input	Price Range (Weighted Average) *
Bank Loans	$2,563,214	Vendor pricing	Single Broker Quote	$0.86 - $1.00 ($0.95)
	475,061	Income Approach	Expected Remaining Distribution	0.00 - 1.10 (0.72)
Corporate Bonds	70,929	Income Approach	Expected Remaining Distribution	0.56 - 0.65 (0.60)
Asset Backed Securities	861,627	Recent Transactions	Trade Price	1.10 (N/A)
Common Stocks	2,145	Income Approach	Expected Remaining Distribution	0.01 - 1.48 (0.83)
	933,578	Vendor Pricing	Single Broker Quote	10.17 - 55.00 (36.65)
Warrant	0	Income Approach	Expected Remaining Distribution	0.00 (N/A)

*	Weighted by relative fair value
Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs that Credit Suisse considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company’s financial statements, the company’s products or intended markets or the company’s technologies; (iii) the price of the same or similar security negotiated at arm’s length in an issuer’s completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual term. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for investments categorized in Level 3. In some circumstances, the inputs used to measure

Credit Suisse Asset Management Income Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2023

Note 2. Significant Accounting Policies
 (continued)

fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the least observable input that is significant to the fair value measurement. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.
For the year ended December 31, 2023, $933,578 was transferred from Level 2 to Level 3 due to a lack of a pricing source supported by observable inputs and $2,090,194 was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs. All transfers, if any, are assumed to occur at the end of the reporting period.
B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that a fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance and cash flows.
The following table presents the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2023 and the effect of these derivatives on the Statement of Operations for the year ended December 31, 2023.

Primary Underlying Risk	Derivative Assets	Derivative Liabilities	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Foreign currency exchange rate Forward contracts	$1,803	$108,005	$(166,839)	$98,625
For the year ended December 31, 2023, the Fund held an average monthly value on a net basis of $4,357,456 in forward foreign currency contracts.
The Fund is a party to International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”) with certain counterparties that govern over-the-counter
derivative (including total return, credit default and interest rate swaps) and foreign exchange contracts entered into by the Fund. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time.
The following table presents by counterparty the Fund’s derivative assets, net of related collateral held by the Fund, at December 31, 2023:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Deutsche Bank AG	$1,303	$(1,303)	$—	$—	$—
Morgan Stanley	500	(500)	—	—	—

	$1,803	$(1,803)	$—	$—	$—

Credit Suisse Asset Management Income Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2023

Note 2. Significant Accounting Policies
 (continued)

The following table presents by counterparty the Fund’s derivative liabilities, net of related collateral pledged by the Fund, at December 31, 2023:

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Barclays Bank PLC	$754	$—	$—	$—	$754
Deutsche Bank AG	15,802	(1,303)	—	—	14,499
Morgan Stanley	91,449	(500)	—	—	90,949

	$108,005	$(1,803)	$—	$—	$106,202

(a)	Forward foreign currency contracts are included.
C) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies, including purchases and sales of investments, and income and expenses, are translated into U.S. dollar amounts on the date of those transactions.
Reported net realized gain (loss) from foreign currency transactions arises from sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized gains and losses on translation of assets and liabilities denominated in foreign currencies arises from changes in the fair values of assets and liabilities, other than investments, at the end of the period, resulting from changes in exchange rates.
The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of investments held. Such fluctuations are included with net realized and unrealized gain or loss from investments in the Statement of Operations.
D) SECURITY TRANSACTIONS AND INVESTMENT INCOME/EXPENSE — Security transactions are accounted for on a trade date basis. Interest income/expense is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividend income/expense is recorded on the ex-dividend
date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.
E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — The Fund declares and pays dividends on a monthly basis and records them on ex-dividend date. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Dividends and distributions to shareholders of the Fund are recorded on the ex-dividend
date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Credit Suisse Asset Management Income Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2023

Note 2. Significant Accounting Policies
 (continued)

The Fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of common stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month.
F) FEDERAL AND OTHER TAXES — No provision is made for federal taxes as it is the Fund’s intention to continue to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.
In order to qualify as a RIC under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly-traded partnerships (“Qualifying Income”).
The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and procedures.

The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
G) CASH — The Fund’s uninvested cash balance is held in an interest bearing variable rate demand deposit account at State Street Bank and Trust Company (“SSB”), the Fund’s custodian.
H) CASH FLOW INFORMATION — Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities, including domestic and foreign currencies. The Fund invests in securities and distributes dividends from net investment income and net realized gains, if any (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion or amortization income/expense recognized on investment securities.
I) FORWARD FOREIGN CURRENCY CONTRACTS — A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund will enter into forward currency contracts primarily for hedging foreign currency risk. Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency

Credit Suisse Asset Management Income Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2023

Note 2. Significant Accounting Policies
 (continued)

contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund forgoes the opportunity to profit from favorable exchange rate movements during the term of the contract. The Fund’s open forward currency contracts at December 31, 2023 are disclosed in the Schedule of Investments.
J) UNFUNDED LOAN COMMITMENTS — The Fund enters into certain agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded and unfunded portions of credit agreements are presented in the Schedule of Investments. As of December 31, 2023, the Fund has no unfunded loan commitments.
Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.
K) SECURITIES LENDING — The initial collateral received by the Fund is required to have a value of at least 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). The collateral is maintained thereafter at a value equal to at least 102% of the current market value of the securities on loan. The market value of loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Fund’s securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.
SSB has been engaged by the Fund to act as the Fund’s securities lending agent. As of December 31, 2023, the Fund had outstanding loans of securities to certain approved brokers for which the Fund received collateral:

Market Value of Loaned Securities	Market Value of Cash Collateral	Total Collateral
$7,002,073	$7,169,920	$7,169,920
The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2023.
Gross Amounts Not Offset in the Statement of Assets and Liabilities

Gross Asset Amounts Presented in the Statement of Assets and Liabilities (a)	Collateral Received (b)	Net Amount
$7,002,073	$(7,002,073)	$—

(a)	Represents market value of loaned securities at year end.
(b)	The actual collateral received is greater than the amount shown here due to collateral requirements of the security lending agreement.

Credit Suisse Asset Management Income Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2023

Note 2. Significant Accounting Policies
 (continued)

The Fund’s securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. Securities lending income is accrued as earned. For the year ended December 31, 2023, total earnings received in connection with securities lending arrangements was $497,358, of which $402,838 was rebated to borrowers (brokers). The Fund retained $70,998 in income, and SSB, as lending agent, was paid $23,522.
L) OTHER — Lower-rated debt securities (commonly known as “junk bonds”) possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.
The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, has ceased publishing all LIBOR settings. In April 2023, however, the FCA announced that some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. The Secured Overnight Financing Rate, or “SOFR,” is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the purchase agreement (“repo”) market and has been used increasingly on a voluntary basis in new instruments and transactions. On March 15, 2022, the Adjustable Interest Rate Act was signed into law, providing a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act by identifying benchmark rates based on SOFR that replaced LIBOR in different categories of financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities or other instruments using LIBOR may disagree on transition rates or the application of applicable transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. The Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.
In the normal course of business, the Fund trades financial instruments and enters into financial transactions for which risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Fund may be exposed to counterparty risk, including with respect to securities lending, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties and investments. The extent of the Fund’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Fund’s Statement of Assets and Liabilities.
In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and the Fund’s net asset value.

Credit Suisse Asset Management Income Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2023

Note 3. Transactions with Affiliates and Related Parties
Credit Suisse serves as investment adviser for the Fund. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Fund at a rate per annum, computed weekly and paid quarterly as follows: 0.50% of an average weekly base amount which, with respect to each quarter, is the average of the lower of (i) the stock price (market value) of the Fund’s outstanding shares and (ii) the Fund’s net assets, in each case determined as of the last trading day for each week during the relevant quarter. For the year ended December 31, 2023, investment advisory fees earned were $717,162.
The Fund from time to time purchases or sells loan investments in the secondary market through Credit Suisse or its affiliates acting in the capacity as broker-dealer. Credit Suisse or its affiliates may have acted in some type of agent capacity to the initial loan offering prior to such loan trading in the secondary market.
Note 4. Line of Credit
The Fund has a line of credit subject to annual renewal provided by SSB primarily to leverage its investment portfolio (the “Agreement”). The Fund may borrow the lesser of: a) $85,000,000; b) an amount that is no greater than 33 1/3% of the Fund’s total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage); and c) the Borrowing Base as defined in the Agreement. Under the terms of the Agreement, the Fund pays a commitment fee of 0.25% on the unused amount. In addition, the Fund pays interest on borrowings at a designated reference rate plus a spread. At December 31, 2023, the Fund had loans outstanding under the Agreement of $52,500,000. Unless renewed, the Agreement will terminate on June 5, 2024. During the year ended December 31, 2023, the Fund had borrowings under the Agreement as follows:

Average Daily Loan Balance	Weighted Average Interest Rate %	Maximum Daily Loan Outstanding	Interest Expense	Number of Days Outstanding
$55,256,164	5.905%	$62,500,000	$3,308,174	365
The use of leverage by the Fund creates an opportunity for increased net income and capital appreciation for the Fund, but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund intends to utilize leverage to provide the shareholders with a potentially higher return. Leverage creates risks for shareholders including the likelihood of greater volatility of net asset value and market price of the Fund’s shares and the risk that fluctuations in interest rates on borrowings and short-term debt may affect the return to shareholders. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, Credit Suisse in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate under the circumstances.
Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. The securities held by the Fund are subject to a lien granted to the lender, to the extent of the borrowing outstanding and any additional expenses. The Fund’s lenders may establish guidelines for borrowing which may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. There is no guarantee that the Fund’s borrowing arrangements or other arrangements for obtaining leverage will

Credit Suisse Asset Management Income Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2023

Note 4. Line of Credit
 (continued)

continue to be available, or if available, will be available on terms and conditions acceptable to the Fund. Expiration or termination of available financing for leveraged positions can result in adverse effects to the Fund’s access to liquidity and its ability to maintain leverage positions, and may cause the Fund to incur losses. Unfavorable economic conditions also could increase funding costs, limit access to the capital markets or result in a decision by lenders not to extend credit to the Fund. In addition, a decline in market value of the Fund’s assets may have particular adverse consequences in instances where the Fund has borrowed money based on the market value of those assets. A decrease in market value of those assets may result in the lender requiring the Fund to sell assets at a time when it may not be in the Fund’s best interest to do so.
Note 5. Purchases and Sales of Securities
For the year ended December 31, 2023, purchases and sales of investment securities (excluding short-term investments) and U.S. Government and Agency Obligations were as follows:

Investment Securities		U.S. Government/ Agency Obligations
Purchases	Sales	Purchases	Sales
$77,371,726	$88,316,423	$0	$0
Note 6. Fund Shares
The Fund offers a Dividend Reinvestment Plan (the “Plan”) to its common stockholders. By participating in the Plan, dividends and distributions will be promptly paid to stockholders in additional shares of common stock of the Fund. The number of shares to be issued will be determined by dividing the total amount of the distribution payable by the greater of (i) the net asset value per share (“NAV”) of the Fund’s common stock on the payment date, or (ii) 95% of the market price per share of the Fund’s common stock on the payment date. If the NAV of the Fund’s common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution to purchase shares of Fund common stock in the open market.
The Fund has one class of shares of common stock, par value $0.001 per share; one hundred million shares are authorized. Transactions in shares of beneficial interest of the Fund were as follows:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Shares issued through at-the-market offerings	122,441	277,489
Shares issued through reinvestment of distributions	28,627	16,822

Net increase	151,068	294,311

Note 7. Shelf Offering
The Fund has an effective “shelf” registration statement, which became effective with the SEC on November 17, 2021. The shelf registration statement enables the Fund to issue up to $250,000,000 in proceeds through one or more public offerings. Shares may be offered at prices and terms to be set forth in one or more supplements to the Fund’s prospectus included in the shelf registration statement. On November 19, 2021, the Fund filed a prospectus supplement relating to an at-the-market
offering of the Fund’s shares of common stock. Any proceeds raised through such offering will be used for investment purposes.

Credit Suisse Asset Management Income Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2023

Note 7. Shelf Offering
 (continued)

Costs incurred by the Fund in connection with its shelf registration statement and prospectus supplement are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs will be amortized pro rata as common shares are sold and will be recognized as a component of proceeds from the shelf offering on the Statement of Changes in Net Assets. Any deferred offering costs remaining after the effectiveness of the shelf registration statement will be expensed. Costs incurred by the Fund to keep the shelf registration current are expensed as incurred and recognized as a component of “Miscellaneous expense” on the Statement of Operations. Deferred offering costs amortized during the year ended December 31, 2023 were $848.
Note 8. Income Tax Information and Distributions to Shareholders
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
The tax character of dividends paid by the Fund during the fiscal years ended December 31, 2023 and 2022, respectively, was as follows:

Ordinary Income		Return of Capital
2023	2022	2023	2022
$12,989,932	$12,261,813	$1,224,299	$1,895,583
The tax basis components of distributable earnings differ from book basis by temporary book/tax differences. These differences are primarily due to differing treatments of wash sales, forward contracts marked to market, defaulted bond income accruals, and premium amortization accruals.
At December 31, 2023, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized loss	$(27,010,018)
Unrealized depreciation	(9,950,300)

$(36,960,318)

At December 31, 2023, the Fund had $440,895 of unlimited short-term capital loss carryforwards and $26,569,123 of unlimited long-term capital loss carryforwards available to offset possible future capital gains.
At December 31, 2023, the cost and net unrealized appreciation (depreciation) of investments and derivatives for income tax purposes were as follows:

Cost of Investments	$221,380,733

Unrealized appreciation	$3,857,429
Unrealized depreciation	(13,808,015)

Net unrealized appreciation (depreciation)	$(9,950,586)

To adjust for current period permanent book/tax differences which arose principally from differing book/tax treatment of foreign currency gain (loss), defaulted bonds, premium amortization adjustments, and return of capital, paid in capital was charged $1,224,299 and distributable earnings/loss was credited $1,224,299. Net assets were not affected by this reclassification.

Credit Suisse Asset Management Income Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2023

Note 9. Contingencies
In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Note 10. UBS Merger and Section 9(a) Exemption
On June 12, 2023 (the “Closing Date”), Credit Suisse Group AG (“CS Group”) merged with and into UBS Group AG, a global financial services company (“UBS Group”), with UBS Group remaining as the surviving company (the “Transaction”), pursuant to a definitive merger agreement signed on March 19, 2023. CS Group was the ultimate parent company of Credit Suisse the Fund’s investment manager. As a result of the Transaction, Credit Suisse is now an indirect wholly-owned subsidiary of UBS Group.
The closing of the Transaction was deemed to result in an assignment of the Fund’s investment advisory agreement with Credit Suisse (the “Prior Advisory Agreement”), resulting in its automatic termination as of the Closing Date. Prior to the Closing Date, the Board approved a new investment advisory agreement with Credit Suisse (the “New Advisory Agreement”), which was then approved by shareholders at a joint special meeting of shareholders of the Fund and the other Credit Suisse funds held on August 24, 2023 and adjourned to September 26, 2023. In addition, prior to the Closing Date, the Board approved an interim investment advisory agreement with Credit Suisse (the “Interim Advisory Agreement”). The Interim Advisory Agreement did not require shareholder approval. The Interim Advisory Agreement took effect upon the Closing Date when the Prior Advisory Agreement was deemed to have terminated, so that Credit Suisse could continue to manage the Fund following the Closing Date. The Interim Advisory Agreement terminated upon the shareholder approval of the corresponding New Advisory Agreement. The Interim Advisory Agreement contained the same terms and conditions as the corresponding Prior Advisory Agreement except for the effective and termination dates, the termination and escrow provisions required by Rule
15a-4
under the 1940 Act and certain
non-material
changes. During the period that the Interim Advisory Agreement was in effect, Credit Suisse’s advisory fees were held in an interest-bearing escrow account, pursuant to Rule
15a-4.
In addition, on June 7, 2023, Credit Suisse and certain of its affiliates filed an application (the “Application”) for a waiver from disqualification under Section 9(a) of the 1940 Act from serving as investment adviser to registered investment companies, including the Fund, in connection with a consent order and final judgment (the “Consent Judgment”) filed in New Jersey Superior Court on October 24, 2022. The Consent Judgment was entered against certain of Credit Suisse’s affiliates, but did not involve the Fund or the services that Credit Suisse and its affiliates provided to the Fund. Because Credit Suisse is an affiliate of the entities subject to the Consent Judgment, it could also be subject to disqualification under Section 9(a), despite not being involved in the conduct underlying the Consent Judgment. As requested in the Application, the SEC granted a temporary waiver from Section 9(a) to Credit Suisse and its affiliates, as well as to UBS Group and its affiliates (“UBS”), on June 7, 2023. The temporary waiver became effective on the Closing Date. Credit Suisse and certain of its affiliates also applied for a permanent order, which the SEC granted on July 5, 2023. The permanent order grants (i) a time-limited exemption from Section 9(a) (the “Time-Limited Exemption”), which enables Credit Suisse to provide investment advisory services to the Fund until the
12-month
anniversary of the Closing Date (by which point such services are anticipated to be transitioned to one or more UBS asset management affiliates), and (ii) a permanent exemption from Section 9(a) for UBS.

Credit Suisse Asset Management Income Fund, Inc.
Notes to Financial Statements (continued)
December 31, 2023

Note 10. UBS Merger and Section 9(a) Exemption
 (continued)

No changes to the investment objective, principal investment strategies and policies, principal risks, fundamental and non-fundamental
investment policies, or portfolio managers (“Fund-specific changes”) (other than potential personnel changes outside of Credit Suisse’s control) of the Fund are currently contemplated as a result of the Transaction or the Time-Limited Exemption. Although no Fund-specific changes are currently contemplated as a result of the Transaction, shareholders should note that Credit Suisse is expected to transition the investment advisory services that its currently provides to the Fund to one or more registered investment advisers affiliated with UBS on or prior to June 12, 2024 (the “UBS Transition”). In connection with, or following the completion of, the UBS Transition, it is possible that there could be Fund-specific changes. In addition, subject to Board approval, one or more Fund service providers may change prior to the expiration of the Time-Limited Exemption in connection with the UBS Transition. However, the exact structure and timing of the UBS Transition and Fund-specific changes (if any) related to the UBS Transition have not yet been finalized. It is expected that any Fund-specific changes related to the UBS Transition will be implemented without shareholder approval except to the extent such approvals are required under the federal securities laws. Shareholders of the Fund will be promptly notified of any material Fund-specific changes.
On December 13, 2023, the U.S. Securities and Exchange Commission (the “SEC”) entered an administrative cease and desist order (the “Order”) against Credit Suisse Securities (USA) LLC (“CSSU”) and two affiliated Credit Suisse entities (collectively, the Credit Suisse Entities) alleging in the Order that the Credit Suisse Entities were ineligible to provide underwriting and investment advisory services to registered investment companies, including the Fund, during the period from October 24, 2022 to June 7, 2023 in violation of Section 9(a) of the 1940 Act as a result of the Consent Judgment. The Consent Judgment did not involve registered investment companies or the services that the Credit Suisse Entities provided to registered investments companies or the Fund. Without admitting or denying the findings in the SEC’s Order, the Credit Suisse Entities agreed to pay $10,080,220 in disgorgement, prejudgment interest and civil penalties and agree to cease and desist from committing or causing any violations or any future violations of Section 9(a) of the 1940 Act.
Note 11. Subsequent Events
In preparing the financial statements as of December 31, 2023, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

Credit Suisse Asset Management Income Fund, Inc.
Report of Independent Registered Public Accounting Firm

To

the

Board of Directors and Shareholders

of
Credit Suisse Asset Management Income Fund, Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of

Credit Suisse Asset Management Income Fund, Inc.

(the “Fund”) as of December 31, 2023, the related statements of operations and cash flows for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2023 and the year ended December 31, 2014 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the four years in the period ended December 31, 2023 and the year ended December 31, 2014 in conformity with accounting principles generally accepted in the United States of America.
The financial statements of the Fund as of and for the years ended December 31, 2019, 2018, 2017, 2016 and 2015 and the financial highlights for each of the years ended December 31, 2019, 2018, 2017, 2016, and 2015 (not presented herein, other than the financial highlights) were audited by other auditors whose reports dated February 14, 2020, February 28, 2019, February 20, 2018, February 22, 2017, and February 23, 2016, respectively, expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/S/PricewaterhouseCoopers LLP
New York, New York
February 26, 2024
We have served as the auditor of one or more investment companies in the Credit Suisse Asset Management, LLC investment complex since 2020.

Credit Suisse Asset Management Income Fund, Inc.
Shareholder Meeting Results (unaudited)

A Joint Special Meeting of shareholders of Credit Suisse Asset Management Income Fund, Inc. (the “Fund”) was held at Eleven Madison Avenue, New York, NY 10010 on August 24, 2023 and adjourned to September 26, 2023. The following matter was voted upon by the shareholders of the Fund and the results are presented below.
1. Approval of a new Investment Advisory Agreement:

	Shares	% of Total Shares Outstanding	% of Total Shares Voted
For	23,577,841	44.79%	87.29%
Against	926,254	1.79%	3.43%
Abstain	2,505,669	4.79%	9.28%

Credit Suisse Asset Management Income Fund, Inc.
Fund Summary (unaudited)
December 31, 2023

Recent Changes
The following information is a summary of certain changes since December 31, 2023. This information may not reflect all of the changes that have occurred since you purchased the Fund.
During the Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objective or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Fund.
Investment Objective and Policies
The investment objective of the Fund is to provide current income consistent with the preservation of capital. The Fund’s investment portfolio will not be managed for capital appreciation. The Fund’s investment objective is a fundamental policy and cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. As used herein, a “majority of the Fund’s outstanding voting securities” means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares. The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its objectives.
Under normal circumstances, the Fund invests at least 75% of its total assets in fixed income securities, such as bonds, convertible securities and preferred stocks. The Fund’s investments in fixed income securities are not subject to any rating quality limitation. The Fund primarily invests in high yield fixed income securities that are in the lower rating categories of Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), a division of S&P Global Inc., or another nationally recognized ratings service (commonly referred to as “junk bonds”). Lower-rated securities generally provide yields superior to those of more highly-rated securities, but involve greater risks and are speculative in nature. See “Risk Factors — Lower-Rated Securities.” The Fund may also invest in securities rated single A or higher by Moody’s or S&P and unrated corporate fixed income securities.
Differing yields on fixed income securities of the same maturity are a function of several factors. Higher yields are generally available from securities in the lower rating categories of recognized rating agencies, i.e., Baa or lower by Moody’s or BBB or lower by S&P. Securities ratings are based largely on the issuer’s historical financial information and the rating agencies’ investment analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. Although Credit Suisse considers security ratings when making investment decisions for high yield securities, it performs its own investment analysis and does not rely principally on the ratings assigned by the rating services. Credit Suisse’s analysis may include consideration of the issuer’s experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.
Credit Suisse bases its investment decisions in high yield securities on the results of issuer and security-specific credit analysis. Credit Suisse evaluates each issuer’s rating, cash flow, financial structure and business risk. Credit Suisse takes into account, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters. Credit Suisse evaluates the covenants of each security and pursues a strategy of broad issuer and industry diversification.

Credit Suisse Asset Management Income Fund, Inc.
Fund Summary (unaudited) (continued)
December 31, 2023

The Fund currently utilizes and in the future expects to continue to utilize leverage through borrowings, including the issuance of debt securities, or through other transactions, such as reverse repurchase agreements, which have the effect of leverage. The Fund currently is leveraged through borrowings from a credit facility with State Street Bank and Trust Company. The Fund may use leverage up to 33 1/3% of its total assets (including the amount obtained through leverage). There can be no guarantee that the Fund will be able to accurately predict when the use of leverage will be beneficial. Use of leverage creates an opportunity for increased income and capital appreciation for shareholders but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed.
The Fund may also invest in debt securities issued or guaranteed by the U.S. government, or by agencies or instrumentalities established or sponsored by the U.S. government, including mortgage-backed securities. Depending on market conditions, the Fund may invest a substantial portion of its assets in mortgage-backed securities. Mortgage-backed securities are collateralized by mortgages or interests in mortgages and may be issued by government or non-government
entities. Mortgage-backed securities issued by government entities typically provide a monthly payment consisting of interest and principal payments, and additional payments will be made out of unscheduled payments of principal.
Non-government
issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. To the extent that the Fund invests in the mortgage market, Credit Suisse will evaluate relevant economic, environmental and security-specific variables such as housing starts, coupon and age trends.
The Fund may invest in loans and loan participations (collectively, “Loans”), including senior secured floating Loans (“Senior Loans”), “second lien” secured floating rate Loans (“Second Lien Loans”), and other types of secured Loans with fixed and variable interest rates.
Credit Suisse may take full advantage of the entire range of maturities of fixed income securities and may adjust the average maturity of the investments held in the Fund’s portfolio from time to time, depending on its assessment of relative yields of securities of different maturities and its expectations of future changes in interest rates. It is expected that the average weighted maturity of the Fund’s investment portfolio will be 4 to 10 years.
The Fund invests in debt obligations and other fixed income securities denominated in U.S. dollars,
non-U.S.
currencies or composite currencies, including:

•	debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities;

•	debt obligations of supranational entities;

•	debt obligations of the U.S. government issued in non-dollar denominated securities; and

•	dollar and non-dollar denominated debt obligations and other fixed income securities of foreign and U.S. corporate issuers.
The Fund may invest a portion of its assets in the securities of issuers located in emerging markets. The Fund has a fundamental policy not to invest more than 5% of the value of its total assets in securities denominated in a currency other than the U.S. dollar.
In making investments in foreign and emerging market securities, Credit Suisse considers the relative growth and inflation rates of different countries. Credit Suisse considers expected changes in foreign currency exchange rates, including the prospects for central bank intervention, in determining the anticipated returns of securities

Credit Suisse Asset Management Income Fund, Inc.
Fund Summary (unaudited) (continued)
December 31, 2023

denominated in foreign currencies. Credit Suisse further evaluates, among other things, foreign yield curves and regulatory and political factors, including the fiscal and monetary policies of such countries.
In the past, during periods of falling U.S. exchange rates, yields available from securities denominated in foreign currencies have often been higher, in U.S. dollar terms, than those of securities denominated in U.S. dollars. Credit Suisse considers expected changes in foreign currency exchange rates in determining the anticipated returns of securities denominated in foreign currencies. The obligations of foreign governmental entities, including supranational issuers, have various kinds of government support. Obligations of foreign governmental entities include obligations issued or guaranteed by national, provincial, state or other governments with taxing power or by their agencies. These obligations may or may not be supported by the full faith and credit of a foreign government.
The Fund may invest in credit default swap agreements. The Fund may enter into credit default swap agreements either as a buyer or a seller. The Fund may buy a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer. The “buyer” in a credit default swap is obligated to pay the “seller” an upfront payment or a periodic stream of payments over the term of the agreement, provided that no credit event on an underlying reference obligation has occurred. If a credit event occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. As a result of counterparty risk, certain credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly. There is no limit on the Fund’s ability to enter into credit default swap agreements.
Risk Factors
This section contains a discussion of the general risks of investing in the Fund. The net asset value and market price of, and dividends paid on, the Fund’s common shares of beneficial interest (the “Shares”) will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time.
Investment and Market Risk.
An investment in the Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Shares represents an indirect investment in the securities owned by the Fund.
The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and these fluctuations are likely to have a greater impact on the value of the Shares during periods in which the Fund utilizes a leveraged capital structure. The value of the securities in which the Fund invests will affect the value of the Shares. Your Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.
Lower-Rated Securities Risk.
At any time, all or substantially all of the Fund’s portfolio may be invested in medium-grade or below investment grade fixed income securities (commonly referred to as “junk bonds”) as determined by a nationally recognized rating service and in unrated securities of comparable quality. Lower-rated securities are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of lower-rated securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore,

Credit Suisse Asset Management Income Fund, Inc.
Fund Summary (unaudited) (continued)
December 31, 2023

the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-rated securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities may be unsecured and may be subordinate to other creditors of the issuer.
Credit Risk.
Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status. In addition to the credit risks associated with high yield securities, the Fund could also lose money if the issuer of other debt obligations, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other obligation, is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security may further decrease its value.
Interest Rate Risk.
Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa. Interest rate risk is the risk that debt obligations and other instruments in the Fund’s portfolio will decline in value because of increases in market interest rates. The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low rates. The Federal Reserve has recently begun to raise the federal funds rate as part of its efforts to address rising inflation. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. During periods of rising interest rates, the average life of certain types of securities may be extended due to slower than expected payments. This may lock in a below market yield, increase the security’s duration and reduce the security’s value. The Fund’s use of leverage will tend to increase interest rate risk.
Investments in floating rate debt instruments, although generally less sensitive to interest rate changes than longer duration fixed rate instruments, may nevertheless decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Inverse floating rate debt securities also may exhibit greater price volatility than a fixed rate debt obligation with similar credit quality. To the extent the Fund holds floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s common shares.
Leverage Risk
. The Fund currently leverages through borrowings from a credit facility. The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, through borrowings or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. Insofar as the Fund continues to employ leverage in its investment operations, the Fund will be subject to greater risk of loss than if it had not employed leverage.
Therefore, if the market value of the Fund’s investment portfolio declines, any leverage will result in a greater decrease in net asset value to common shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

Credit Suisse Asset Management Income Fund, Inc.
Fund Summary (unaudited) (continued)
December 31, 2023

The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules thereunder. Further, if at any time while the Fund has leverage outstanding it does not meet applicable asset coverage requirements, it may be required to suspend distributions to common shareholders until the requisite asset coverage is restored. Any such suspension might impair the ability of the Fund to meet the regulated investment company distribution requirements and to avoid Fund-level U.S. federal income and/or excise taxes.
Under Rule
18f-4
under the Investment Company Act, among other things, the Fund must either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk.
Corporate Debt Risk.
The Fund may invest in debt securities of
non-governmental
issuers. Like all debt securities, corporate debt securities generally represent an issuer’s obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical corporate bond specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.
Prices of corporate debt securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk and prepayment risk. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the corporate debt securities in which the Fund may invest may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.
Foreign Securities Risk.
Investing in securities of foreign entities and securities denominated in foreign currencies involves certain risks not involved in domestic investments, including, but not limited to, fluctuations in foreign exchange rates, future foreign political and economic developments, different legal and accounting systems and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Securities prices in different countries are subject to different economic, financial, political and social factors. Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies. The Fund may, but is not obligated to, engage in certain transactions to hedge the currency-related risks of investing in
non-U.S.
dollar denominated securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, difficulty in obtaining or enforcing a court judgment, economic, political or social instability or diplomatic developments that could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain foreign investments also may be subject to foreign withholding taxes. These risks often are heightened for investments in smaller, emerging capital markets.
Emerging Market Securities Risk.
Investing in the securities of issuers located in emerging markets involves special considerations not typically associated with investing in the securities of U.S. issuers and other developed market issuers, including heightened risks of expropriation and/or nationalization, armed conflict, confiscatory taxation, restrictions on transfers of assets and market illiquidity, lack of uniform accounting and auditing standards, differences in regulatory and financial recordkeeping standards, difficulties in dividend withholding reclaims procedures, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

Credit Suisse Asset Management Income Fund, Inc.
Fund Summary (unaudited) (continued)
December 31, 2023

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments of many developing and emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country.
Accordingly, government actions could have a significant effect on economic conditions in an emerging market country and on market conditions, prices and yields of securities in the Fund’s portfolio. Moreover, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
Illiquid Securities Risk.
The Fund may invest in securities for which no readily available market exists or are otherwise considered illiquid. The Fund may not be able readily to dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund. Regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity. Illiquid securities generally trade at a discount.
Prepayment Risk.
If interest rates fall, the principal on bonds and loans held by the Fund may be paid earlier than expected. If this happens, the proceeds from a prepaid security may be reinvested by the Fund in securities bearing lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.
Preferred Stock Risk.
Preferred stocks are unique securities that combine some of the characteristics of both common stocks and bonds. Preferred stocks generally pay a fixed rate of return and are sold on the basis of current yield, like bonds. However, because they are equity securities, preferred stocks provide equity ownership of a company, and the income is paid in the form of dividends. Preferred stocks typically have a yield advantage over common stocks as well as comparably-rated fixed income investments. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
Mortgage-Backed Securities Risk.
The Fund may invest a substantial portion of its total assets in mortgage-backed securities. The value of mortgage-backed securities is subject to change due to shifts in the market’s perception of issuers, and regulatory or tax changes may adversely affect the mortgage securities market as a whole. Foreclosures and prepayments, which occur when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities on these securities. The Fund’s yield may be affected by reinvestment of prepayments at higher or lower rates than the original investment. Prepayments tend to increase

Credit Suisse Asset Management Income Fund, Inc.
Fund Summary (unaudited) (continued)
December 31, 2023

due to refinancing of mortgages as interest rates decline. In addition, like other debt securities, the values of mortgage-backed securities will generally fluctuate in response to changes in interest rates
Senior Loans Risk.
The Fund’s investments in Senior Loans are expected to typically be below investment grade. These investments are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s net asset value and income distributions. An economic downturn generally leads to a higher non-payment
rate, and a debt obligation may lose significant value before a default occurs. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.
Like other debt instruments, Senior Loans are subject to the risk of non-payment
of scheduled interest or principal. Such
non-payment
would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value per share of the Fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower’s obligation in the event of non-payment
of scheduled interest or principal payments, or that such collateral could be readily liquidated. This is particularly the case where a senior loan is not backed by collateral or sufficient collateral at the time such senior loan is issued. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. The collateral securing a senior loan may lose all or substantially all of its value in the event of bankruptcy of a borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Fund’s performance.
Transactions in Senior Loans may settle on a delayed basis, resulting in the proceeds from the sale of Senior Loans not being readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold cash, sell investments or temporarily borrow from banks or other lenders.
Second Lien and Other Secured Loans Risk
. Second Lien Loans and other secured Loans are subject to the same risks associated with investment in Senior Loans and bonds rated below investment grade. However, because Second Lien Loans are second in right of payment to one or more Senior Loans of the related borrower, and other secured Loans rank lower in right of payment to Second Lien Loans, they are subject to the additional risk that the cash flow of the borrower and any property securing the Loan may be insufficient to meet scheduled payments after giving effect to the more senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans and other secured Loans are also expected to have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans and other secured Loans, which would create greater credit risk exposure.
Conflict of Interest Risk.
Affiliates of Credit Suisse may act as underwriter, lead agent or administrative agent for loans and participate in the secondary market for loans. Because of limitations imposed by applicable law, the presence of Credit Suisse’s affiliates in the primary and secondary markets for loans may restrict the fund’s ability to acquire some loans or affect the timing or price of such acquisitions.

Credit Suisse Asset Management Income Fund, Inc.
Fund Summary (unaudited) (continued)
December 31, 2023

Derivatives Risk.
The Fund may invest in derivatives, such as credit default swap agreements and interest rate futures and related options. The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may increase or decrease. Adverse movements in the value of the underlying asset can expose the Fund to losses. In addition, risks in the use of derivatives include:

•	an imperfect correlation between the price of derivatives and the movement of the securities prices, interest rates or currency exchange rates being hedged or replicated;

•	the possible absence of a liquid secondary market for any particular derivative at any time;

•	the potential loss if the counterparty to the transaction does not perform as promised;

•
the possible need to defer closing out certain positions to avoid adverse tax consequences, as well as the possibility that derivative transactions may result in acceleration of gain, deferral of losses or a change in the character of gain realized;

•
the risk that the financial intermediary “manufacturing” the over-the-counter
derivative, being the most active market maker and offering the best price for repurchase, will not continue to create a credible market in the derivative;

•	because certain derivatives are “manufactured” by financial institutions, the risk that the Fund may develop a substantial exposure to financial institution counterparties; and

•
the risk that a full and complete appreciation of the complexity of derivatives and how future value is affected by various factors including changing interest rates, exchange rates and credit quality is not attained.

There is no guarantee that derivatives will provide successful results and any success in their use depends on a variety of factors including the ability of Credit Suisse to predict correctly the direction of interest rates, securities prices, currency exchange rates and other factors.
Credit Default Swap Risk.
Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the Fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. Swaps may be difficult to unwind or terminate. The swap market could be disrupted or limited as a result of recent legislation, and these changes could adversely affect the Fund.
Counterparty Risk.
The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased or sold by the Fund. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Investment Adviser monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. If a counterparty becomes bankrupt, or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.
Valuation Risk.
Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for bond trading. Bonds generally trade on an
“over-the-counter”
market which may be anywhere in the world where buyer and seller can settle on a price. Due to the lack of centralized information and

Credit Suisse Asset Management Income Fund, Inc.
Fund Summary (unaudited) (continued)
December 31, 2023

trading, the valuation of bonds may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. As a result, the Fund may be subject to the risk that when a security is sold in the market, the amount received by the Fund is less than the value of such security carried on the Fund’s books.
Market Price, Discount and Net Asset Value of Shares.
As with any stock, the price of the Fund’s Shares fluctuates with market conditions and other factors. Shares of the Fund, a closed-end
investment company, may trade in the market at a discount from their net asset value.
Potential Yield Reduction.
An offering of Shares is expected to present the opportunity to invest in high yielding securities. This expectation is based on the current market environment for high yield debt securities, which could change in response to interest rate levels, general economic conditions, specific industry conditions and other factors. If the market environment for high yield debt securities changes in a manner that adversely affects the yield of such securities, the offering of Shares could cause the Fund to invest in securities that are lower yielding than those in which it is currently invested. In addition, even if the market for high yield debt securities continues to present attractive investment opportunities, there is no assurance that the Fund will be able to invest the proceeds of an offering of Shares in high yielding securities or that other potential benefits of the offering will be realized. An offering of Shares could reduce the Fund’s current dividend yield if the Fund is unable to invest the proceeds of the offering in securities that provide a yield at least equal to the current dividend yield.
Market Risk
. The market value of an instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as “volatility,” may cause an instrument to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on a fund and its investments. Market risk is common to most investments — including stocks, bonds and commodities — and the mutual funds that invest in them. The performance of “value” stocks and “growth” stocks may rise or decline under varying market conditions — for example, value stocks may perform well under circumstances in which growth stocks in general have fallen.
Bonds and other fixed income securities generally involve less market risk than stocks and commodities. However, the risk of bonds can vary significantly depending upon factors such as the issuer’s creditworthiness and a bond’s maturity. The bonds of some companies may be riskier than the stocks of others.
An outbreak of an infectious coronavirus
(COVID-19)
that was first detected in December 2019 and developed into a global pandemic. That has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Although vaccines have been developed and approved for use by various governments, the duration and effect of the
COVID-19
pandemic cannot be predicted with certainty. The
COVID-19
pandemic has affected, and other pandemics and epidemics that may arise in the future, could affect, the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the effect of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the
COVID-19
pandemic may exacerbate other
pre-existing
political, social and economic risks in certain countries. As a result, the extent to which the pandemic may negatively affect a fund’s performance or the duration of any potential business disruption is uncertain.

Credit Suisse Asset Management Income Fund, Inc.
Fund Summary (unaudited) (continued)
December 31, 2023

Anti-Takeover Provisions.
The Charter and
By-laws
contain provisions limiting the ability of other entities or persons to acquire control of the Fund. These provisions may be regarded as “anti-takeover” provisions. These provisions could have the effect of depriving the shareholders of opportunities to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction.
Senior Securities
The following table sets forth information regarding the Fund’s outstanding senior securities as of the end of each of the Fund’s last ten fiscal years, as applicable.

Year Ended 12/31	Aggregate Amount Outstanding	Asset Coverage per $1,000 of Indebtedness 1
2023	$52,500,000	$3,974
2022	$60,500,000	$3,379
2021	$58,500,000	$4,070
2020	$56,500,000	$4,162
2019	$60,250,000	$4,021
2018	$70,750,000	$3,373
2017	$46,000,000	$5,075
2016	—	—
2015	—	—
2014	—	—
2013	—	—

1	Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.
Trading and Net Asset Value Information
The following table shows for the quarters indicated: (1) the high and low sale prices of the Fund’ shares of common stock (“Common Shares”) at the close of trading on the NYSE American; (2) the high and low NAV per Common Share; and (3) the high and low premium/(discount) to NAV at which the Fund’s Common Shares were trading at the close of trading (as a percentage of NAV).

	Price		Net Asset Value		Premium/(Discount) To Net Asset Value
Fiscal Quarter Ended	High	Low	High	Low	High	Low
March 31, 2022	$3.50	$2.94	$3.43	$3.18	2.04%	(8.41)%
June 30, 2022	$3.07	$2.59	$3.24	$2.79	(2.15)%	(9.44)%
September 30, 2022	$3.00	$2.65	$3.01	$2.69	3.15%	(4.48)%
December 31, 2022	$2.80	$2.41	$2.81	$2.67	1.82%	(10.41)%
March 31, 2023	$2.80	$2.46	$2.90	$2.73	0.00%	(10.55)%
June 30, 2023	$3.05	$2.57	$2.85	$2.79	8.16%	(8.87)%
September 30, 2023	$3.05	$2.59	$2.89	$2.82	6.27%	(8.48)%
December 31, 2023	$3.13	$2.51	$2.96	$2.75	5.74%	(8.73)%
On December 31, 2023, the per Common Share NAV was $2.96 and the per Common Share market price was $3.13, representing a 5.74% premium over such NAV.
Common Shares of the Fund have historically traded at both a premium and discount to NAV.

Credit Suisse Asset Management Income Fund, Inc.
Fund Summary (unaudited) (continued)
December 31, 2023

Shares of
closed-end
investment companies listed for trading on a securities exchange frequently trade at a discount from NAV, although in some cases they may trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end
fund. The foregoing factors may result in the market price of the shares being greater than, less than or equal to NAV. The Board has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end
structure is in the best interests of the shareholders. As described above, however, the Board will review periodically the trading range and activity of the Fund’s Common Shares with respect to its NAV and the Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Common Shares at NAV or the possible conversion of the Fund to an open-end
investment company. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per share.
Summary of Fund Expenses
The following table and example are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in Common Shares of the Fund. Some of the percentages indicated in the table below are estimates and may vary.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	1.50	% (1)
Offering Expenses (as a percentage of offering price)	0.00%
Dividend Reinvestment Plan Fees	$5.00	(2)

Annual Operating Expenses (as a percentage of average net assets attributable to the Fund’s Common Shares)
Management Fees (3)	0.48%
Interest Expense on Borrowed Funds (4)	2.22%
Other Expenses	0.40%
Total Annual Operating Expenses	3.10%

(1)
Represents the estimated commission with respect to the Fund’s Common Shares being sold in this offering, which the Fund will pay to JonesTrading in connection with the sales of Common Shares effected by JonesTrading in this offering. While JonesTrading is entitled to a commission of between 1.50% and 3.00% of the gross sales price for Common Shares sold, with the exact amount to be agreed upon by the parties, the Fund has assumed, for purposes of this offering, that JonesTrading will receive a commission of 1.50% of such gross sales price. This is the only sales load to be paid in connection with this offering.

(2)
The Fund bears ongoing expenses associated with the Plan which are included in “Other Expenses.” There is no service fee payable by Plan participants for dividend reinvestments; however, shareholders are subject to other transaction costs associated with the Plan. Actual costs will vary for each participant depending on the return and number of transactions made. For Plan participants that elect to make voluntary cash purchases, Plan participants must pay a service fee of $5.00 per transaction. Plan participants will also be charged a pro rata share of the brokerage commissions for all open market purchases ($0.03 per share as of December 2023). In addition, if a Plan participant elects by written notice to the Plan administrator to have the plan administrator sell part or all of the shares held by the Plan administrator in the participant’s account and remit the proceeds to the participant, the participant will also be charged a service fee of $5.00 for each sale and brokerage commissions of $0.03 per share (as of December 2023). See “Dividend Reinvestment and Cash Purchase Plan.”

(3)
Credit Suisse receives from the Fund, as compensation for its advisory services, a fee, computed weekly and payable quarterly at an annual rate of 0.50% of an average weekly base amount which, with respect to each quarter, is the average of the lower of (i) the stock price (market value) of the Fund’s outstanding shares and (ii) the Fund’s net assets, in each case determined as of the last trading day for each week during the relevant quarter.

(4)	The Fund may use leverage through borrowings, the costs of which are borne by holders of Common Shares of the Fund. The Fund currently borrows under a credit facility.

Credit Suisse Asset Management Income Fund, Inc.
Fund Summary (unaudited) (continued)
December 31, 2023

Example
An investor would pay the following expenses on a $1,000 investment in the Fund, assuming (1) Total Annual Operating Expenses of 3.10%, (2) a Sales Load (commission) of $15 and (3) a 5% annual return:

One Year	Three Years	Five Years	Ten Years
$46	$109	$175	$351
The “Example” assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed in the table above under Total Annual Operating Expenses remain the same in the years shown. The above table and example and the assumption in the example of a 5% annual return are required by regulations of the SEC that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s Common Shares.
The example should not be considered a representation of past or future expenses, and the Fund’s actual expenses may be greater than or less than those shown. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

Credit Suisse Asset Management Income Fund, Inc.
Information Concerning Directors and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office 1 and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years

Independent Directors

Laura A. DeFelice c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1959)	Chair of the Board (since November 14, 2023). Nominating Committee and Audit Committee Member	Since 2018; current term ends at the 2025 annual meeting	Managing Member of Acacia Properties LLC (multi- family and commercial real estate ownership and operation) from 2008 to present; member of Stonegate Advisors LLC (renewable energy and energy efficiency) from 2007 to present.	9	Director of the Lyric Opera of Chicago (performing arts) from December 2021 to present.

Samantha Kappagoda c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1968)	Director, Nominating Committee Chair and Audit Committee Member	Since 2023; current term ends at the 2026 annual meeting	Chief Economist, Risk Economics, Inc. (Economic Analysis) from 2009 to present; Co-Managing Member, Numerati Partners LLC (Research & Development Technology) from 2012 to present. Affiliate of Analysis Group, Inc. (Economic Analysis) from 2023 to present.	9
Director of Girl Scouts of Greater New York (nonprofit) from 2014 to present; Visiting Scholar, Courant Institute of Mathematical Sciences, New York University (education) from 2011 to present; Director of Council for Economic Education (nonprofit) from 2014 to 2020; Director of Glynwood Center, Inc. (nonprofit) from 2010 to 2019.

1
Subject to the Fund’s retirement policy, no Director shall be presented to shareholders of the Fund for election at any meeting that is scheduled to occur after he/she has reached the age of 74 and a Director shall automatically be deemed to retire from the Board at the next annual shareholders’ meeting following the date that he/she reaches the age of 75 years even if his/her term of office has not expired on that date. The requirements of the retirement policy may be waived with respect to an individual Director. Each Officer serves until his or her respective successor has been duly elected and qualified.

Credit Suisse Asset Management Income Fund, Inc.
Information Concerning Directors and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years

Mahendra R. Gupta c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1956)	Director, Nominating Committee Member and Audit Committee Chairman	Director since 2018 and Audit Committee Chairman since 2019; current term ends at the 2024 annual meeting	Professor, Washington University in St. Louis from July 1990 to present; Partner, R.J. Mithaiwala (food manufacturing and retail, India) from March 1977 to present; Partner, F.F.B. Corporation (agriculture, India) from March 1977 to present; Partner, RPMG Research Corporation (benchmark research) from July 2001 to present.	9	Director of Caleres Inc. (footwear) from May 2012 to present; Director and Chair of the finance committee at the foundation of Barnes Jewish Hospital (healthcare) from January 2018 to present; Director of First Bank (finance) from February 2022 to present; Director of ENDI Corporation (finance) from April 2022 to present; Director of The Oasis Institute (not-for-profit) from February 2022 to present; Director of the Consortium for Graduate Study in Management from November 2017 to 2023; Director of Koch Development Corporation (Real Estate Developement) from November 2017 to December 2020; Director of the Guardian Angels of St. Louis (not-for-profit) from July 2015 to December 2021.

Credit Suisse Asset Management Income Fund, Inc.
Information Concerning Directors and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office 1 and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years

Steven N. Rappaport c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1948)	Director, Nominating Committee and Audit Committee Member	Chairman of the Board from 2012 through November 14, 2023 and Director since 2005; current term ends at the 2026 annual meeting	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	9	Director of abrdn Emerging Markets Equity Income Fund, Inc., (a closed-end investment company); Director of abrdn Funds (20 open-end portfolios) from 2016 to 2023.

Interested Director

John G. Popp 2 Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1956)	Director and Chief Investment Officer; Chief Executive Officer and President (2010-2024).	Director since 2013 Current term ends at the 2024 annual meeting	Managing Director of Credit Suisse; Global Head and Chief Investment Officer of the Credit Investments Group; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds.	9	None.

1
Subject to the Fund’s retirement policy, no Director shall be presented to shareholders of the Fund for election at any meeting that is scheduled to occur after he/she has reached the age of 74 and a Director shall automatically be deemed to retire from the Board at the next annual shareholders’ meeting following the date that he/she reaches the age of 75 years even if his/her term of office has not expired on that date. The requirements of the retirement policy may be waived with respect to an individual Director. The Board has approved a waiver of the policy with respect to Mr. Rappaport through the 2025 annual meeting. Each Officer serves until his or her respective successor has been duly elected and qualified.

2	Mr. Popp is an “interested person” of the Fund as defined in the 1940 Act, by virtue of his current position as an officer of Credit Suisse.

Credit Suisse Asset Management Income Fund, Inc.
Information Concerning Directors and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers*

Omar Tariq Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1983)	Chief Executive Officer and President since 2024	Since 2024	Director of Credit Suisse since March 2019; Senior Manager of PriceWaterhouseCoopers, LLP from September 2010 to March 2019; Officer of other Credit Suisse Funds.

Brandi Sinkovich Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1979)	Chief Compliance Officer	Since 2023	Director of Credit Suisse since 2023; Vice President and Regulatory Counsel, Exos Financial from 2022 to 2023; Vice President and Compliance Officer, Neuberger Berman from 2019 to 2022; Vice President, Compliance, Goldman Sachs from 2017 to 2019; Associated with Credit Suisse since 2023; Officer of other Credit Suisse Funds.

Lou Anne McInnis Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Legal Officer	Since 2015	Director of Credit Suisse; Associated with Credit Suisse since April 2015; Counsel at DLA Piper US LLP from 2011 to April 2015; Associated with Morgan Stanley Investment Management from 1997 to 2010; Officer of other Credit Suisse Funds.

Rose Ann Bubloski Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1968)	Chief Financial Officer and Treasurer	Since 2024	Director and Senior Manager of UBS Asset Management (Americas) Inc. since 2011; Officer of other Credit Suisse Funds.

Karen Regan Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1963)	Senior Vice President and Secretary since 2024	Since 2010	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds.
The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling
877-870-2874.

*	The officers of the Fund shown are officers that make policy decisions.

Credit Suisse Asset Management Income Fund, Inc.
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the
12-month
period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•	By calling 1-800-293-1232

•	On the Fund’s website, www.credit-suisse.com/us/funds

•	On the website of the Securities and Exchange Commission, www.sec.gov
The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its reports on Form
N-PORT,
and for reporting periods ended prior to March 31, 2019, filed such information on Form
N-Q.
The Fund’s Forms
N-PORT
and
N-Q
are available on the SEC’s website at www.sec.gov.
Funds Managed by Credit Suisse Asset Management, LLC

CLOSED-END
FUNDS
Fixed Income
Credit Suisse Asset Management Income Fund, Inc. (NYSE American: CIK)
Credit Suisse High Yield Bond Fund (NYSE American: DHY)
Literature Request
— Call today for free descriptive information on the closed-ended funds listed above at
1-800-293-1232
or visit our website at www.credit-suisse.com/us/funds

OPEN-END
FUNDS

Credit Suisse Commodity Return Strategy Fund	Credit Suisse Strategic Income Fund
Credit Suisse Floating Rate High Income Fund	Credit Suisse Managed Futures Strategy Fund
Credit Suisse Multialternative Strategy Fund	Credit Suisse Trust Commodity Return Strategy Portfolio
Fund shares are not deposits or other obligation of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-markets, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.
More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at
1-877-870-2874.
Performance information current to the most recent
month-end
is available at www.credit-suisse.com/us/funds.
Credit Suisse Securities (USA) LLC, Distributor.

Credit Suisse Asset Management Income Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan (unaudited)

Credit Suisse Asset Management Income Fund, Inc. (the “Fund”) offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) to its common stockholders. The Plan offers common stockholders a prompt and simple way to reinvest net investment income dividends and capital gains and other periodic distributions in shares of the Fund’s common stock. Computershare Trust Company, N.A. (“Computershare”) acts as Plan Agent for stockholders in administering the Plan.
If your shares of common stock of the Fund are registered in your own name, you will automatically participate in the Plan, unless you have indicated that you do not wish to participate and instead wish to receive dividends and capital gains distributions in cash. If you are a beneficial owner of the Fund having your shares registered in the name of a bank, broker or other nominee, you must first make arrangements with the organization in whose name your shares are registered to have the shares transferred into your own name. Registered shareholders can join the Plan via the Internet by going to www.computershare.com, authenticating your online account, agreeing to the Terms and Conditions of online “Account Access” and completing an online Plan Enrollment Form. Alternatively, you can complete the Plan Enrollment Form and return it to Computershare at the address below.
By participating in the Plan, your dividends and distributions will be promptly paid to you in additional shares of common stock of the Fund. The number of shares to be issued to you will be determined by dividing the total amount of the distribution payable to you by the greater of (i) the net asset value per share (“NAV”) of the Fund’s common stock on the payment date, or (ii) 95% of the market price per share of the Fund’s common stock on the payment date. If the NAV of the Fund’s common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, then Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution on your shares to purchase shares of Fund common stock in the open market.
You should be aware that all net investment income dividends and capital gain distributions are taxable to you as ordinary income and capital gain, respectively, whether received in cash or reinvested in additional shares of the Fund’s common stock.
The Plan also permits participants to purchase shares of the Fund through Computershare. You may invest $100 or more monthly, with a maximum of $100,000 in any annual period. Computershare will purchase shares for you on the open market on the 25th of each month or the next trading day if the 25th is not a trading day.
There is no service fee payable by Plan participants for dividend reinvestment. For voluntary cash payments, Plan participants must pay a service fee of $5.00 per transaction. Plan participants will also be charged a pro rata share of the brokerage commissions for all open market purchases ($0.03 per share as of December 2023). Participants will also be charged a service fee of $5.00 for each sale and brokerage commissions of $0.03 per share (as of December 2023).
You may terminate your participation in the Plan at any time by notifying Computershare or requesting a sale of your shares held in the Plan. Your withdrawal will be effective immediately if your notice is received by Computershare prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Your dividend participation option will remain the same unless you withdraw all of your whole and fractional Plan shares, in which case your participation in the Plan will be terminated and you will receive subsequent dividends and capital gains distributions in cash instead of shares.

Credit Suisse Asset Management Income Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

If you want further information about the Plan, including a brochure describing the Plan in greater detail, please contact Computershare as follows:

By Internet:	www.computershare.com

By phone:	(800) 730-6001 (U.S. and Canada)
(781) 575-3100 (Outside U.S. and Canada)
Customer service associates are available from 9:00 a.m. to 5:00 p.m. Eastern time, Monday through Friday

By mail:	Credit Suisse Asset Management Income Fund, Inc.
c/o Computershare
P.O. Box 43006
Providence, RI 02940-3078
Overnight correspondence should be sent to:
Computershare
150 Royall St., Suite 101
Canton, MA 02021
All notices, correspondence, questions or other communications sent by mail should be sent by registered or certified mail, return receipt requested.
The Plan may be terminated by the Fund or Computershare upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution.

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

CIK-AR-1223

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 13(a)(1) to this Form. There were no amendments to the code during the fiscal year ended December 31, 2023. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended December 31, 2023.

Item 3. Audit Committee Financial Expert.

The registrant’s governing board has determined that it has three audit committee financial experts serving on its audit committee: Laura DeFelice, Mahendra R. Gupta and Steven N. Rappaport. Each audit committee financial expert is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”) for its fiscal years ended December 31, 2022 and December 31, 2023.

	2022	2023
Audit Fees	$47,900	$53,900
Audit-Related Fees	$-	$-
Tax Fees[1]	$4,500	$4,500
All Other Fees[2]	$28,000	$30,000
Total	$80,400	$88,400

[1]	Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

[2]	Represents payments to PwC for the issuance of a consent letter and comfort letter in connection with the Fund’s registration statement on Form N-2 and prospectus supplement.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended December 31, 2022 and December 31, 2023.

2

	2022	2023
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

	2022	2023
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

3

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, for the registrant’s fiscal years ended December 31, 2022 and December 31, 2023:

	2022	2023
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended December 31, 2022 and December 31, 2023 were $32,500 and $4,500, respectively.

(h) Not Applicable.

(i) Not Applicable.

(j) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the committee are Laura A. DeFelice, Mahendra R. Gupta, Samantha Kappagoda and Steven N. Rappaport.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

4

CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

PROXY VOTING PROCEDURES

Introduction

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its clients a duty of care with respect to proxy voting. The duty of care requires Credit Suisse to monitor corporate events and to vote proxies unless otherwise notified by a client. To satisfy its duty, Credit Suisse must cast proxy votes in the best interests of its clients.

Credit Suisse forms a reasonable belief that votes are cast in the best interest of its clients and not based on materially inaccurate or incomplete information by: (a) monitoring the performance of the third-party tasked with voting on behalf of Credit Suisse, (b) providing an annual review of the proxy voting procedures, and (c) preparing contingencies for determining how to vote matters which may require a more detailed analysis than called for in its proxy voting procedures.

The Credit Suisse Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions, both of which can enhance shareholder value. Credit Suisse’s voting policy is designed with the uniform objective of enhancing the value of all its clients’ investments.

Procedures

The Proxy Voting Procedures (the “Procedures”) set forth below are designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients. The Procedures address particular issues and give a general indication of how Credit Suisse will vote proxies. The Procedures are not exhaustive and do not include all potential issues.

Proxy Voting Committee

The Proxy Voting Committee will consist of a representative of First Line of Defense Support, a member of the Settlements and Executive Group, a member of the Oversight and Governance Group, a member of the General Counsel Department, a member of the Compliance Department, and a non-voting member of a business unit’s Chief Operating Officer’s team. The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Procedures. The Proxy Voting Committee will review the Procedures as necessary to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

5

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party – Institutional Shareholder Services Inc. (“ISS”) to assist in issue analysis and vote recommendation for proxy proposals for all of the Funds except Credit Suisse Commodity Return Strategy Fund and Credit Suisse Trust – Commodity Return Strategy Portfolio. Proxy proposals addressed by the Procedures will be voted in accordance with the Procedures. Proxy proposals addressed by the Procedures that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Procedures will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Procedures or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Procedures and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

In the event a Portfolio Manager (“PM”) desires to deviate from the stated voting parameters outlined in the Procedures, the PM is required to submit a memo detailing the request and rationale for the deviation to the Chair of the Proxy Voting Committee. The Chair of the Proxy Voting Committee (“Committee”) will convene a meeting where the PM will present their recommendation. In the event an in person or telephonic meeting cannot be organized, the Chair of the Committee will circulate the PM’s request for an exception to the Proxy Voting Committee for consideration.

Should such Procedures exception be approved by the Proxy Voting Committee, the Committee will forward the instructions to ISS for processing and will minute the meeting.

Conflicts

Credit Suisse is the part of the asset management business of Credit Suisse, one of the world’s leading banks. As part of a global, full service investment-bank, broker-dealer, and wealth-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts. The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue. In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Procedures or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Procedures), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

6

Recordkeeping

Credit Suisse is required to maintain in an easily accessible place for six years all records relating to proxy voting.

These records include the following:

●	a copy of the Procedures;
●	a copy of each proxy statement received on behalf of Credit Suisse clients;
●	a record of each vote cast on behalf of Credit Suisse clients;
●	a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and
●	a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Procedures to each client. Upon request, Credit Suisse will provide any client with a copy of the Procedures. Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

A description of the Procedures is contained in each Fund’s Statement of Additional Information the telephone number for more information must be disclosed in each Fund’s Form N-CSR.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Procedures is not clear. The Proxy Voting Committee will notify ISS of any changes to the Procedures or deviating thereof.

7

PROXY VOTING PROCEDURES

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

8

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis. Votes may be withheld: from directors who (1) attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

9

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

10

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature.

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

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Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis. Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earn out and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

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Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

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Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

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Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure.

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

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Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock.

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

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Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent.

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Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

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Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 16, 2023

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information pertaining to the Chief Investment Officer and Portfolio Managers of the Credit Suisse Asset Management Income Fund, as of December 31, 2023, is set forth below.

Wing Chan Portfolio Manager Year of Birth: 1976	Managing Director of Credit Suisse and a Portfolio Manager and a member of the US High Yield Management Team; Associated with Credit Suisse since 2005

David Mechlin Portfolio Manager Year of Birth: 1984	Managing Director of Credit Suisse and a Portfolio Manager and a member of the US High Yield Management Team. Associated with Credit Suisse since 2006.

Joshua Shedroff Portfolio Manager Year of Birth: 1978	Managing Director of Credit Suisse and a Portfolio Manager and a member of the US High Yield Management Team. Associated with Credit Suisse since 2008.

Michael Adelman Portfolio Manager Year of Birth: 1990	Director of Credit Suisse and a member of the US High Yield Management Team. Associated with Credit Suisse since 2012

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Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

As reported to the Registrant, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by Messrs. Mechlin, Shedroff and Adelman and Ms. Chan and the total assets managed within each category as of December 31, 2023.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Wing Chan*	4	$3,021 million	57	$36,816 million	29	$7,309 million

David Mechlin*	4	$3,021 million	57	$36,816 million	29	$7,309 million

Joshua Shedroff*	4	$3,021 million	57	$36,816 million	29	$7,309 million

Michael Adelman*	2	$515 million	57	$36,816 million	29	$7,309 million

* As of December 31, 2023, Messrs. Mechlin, Shedroff and Adelman and Ms. Chan managed 48 accounts which have total assets under management of $30,490 million, of which have additional fees based on the performance of the accounts.

Potential Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Funds’ investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Funds and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Funds and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Funds. Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over

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time all clients receive fair treatment consistent with Credit Suisse’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse’s affiliates and accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests. Credit Suisse may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Compensation

Wing Chan, David Mechlin, Joshua Shedroff and Michael Adelman are compensated for their services by Credit Suisse. Their compensation consists of a fixed base salary and a discretionary bonus that is not tied by formula to the performance of any fund or account. The factors taken into account in determining each of their bonuses includes the Fund’s performance, assets held in the Fund and other accounts managed by each of them, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of UBS Group AG stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions. A portion of the bonus will receive the notional return of the fund(s) the portfolio manager manages and a portion of the bonus will receive the notional return of a basket of other Credit Suisse funds along the product line of the portfolio manager.

Like all employees of Credit Suisse, portfolio managers participate in UBS Group AG’s profit sharing and 401 (k) plans.

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Securities Ownership. The following table indicates the dollar range of equity securities in the Fund beneficially owned by the portfolio managers and the value of those shares as of December 31, 2023.

Name of Portfolio Manager(s)	Dollar Range of Equity Securities in the Fund managed by the named Portfolio Manager*
Wing Chan	B
David Mechlin	C
Joshua Shedroff	A
Michael Adelman	A

Ranges:

A. None

B. $1 - $10,000

C. $10,001 - $50,000

D. $50,001 - $100,000

E. Over $100,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated March 17, 2023.

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the most recent fiscal half-year covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

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Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

During Credit Suisse Asset Management Income Fund, Inc.’s (the “Fund”) most recent fiscal year ending December 31, 2023, State Street Bank and Trust Company (“State Street”) served as the Fund’s securities lending agent.

As a securities lending agent, State Street is responsible for the implementation and administration of a Fund’s securities lending program. Pursuant to its respective Securities Lending Authorization Agreement (“Securities Lending Agreement”) with the Fund, State Street, as a general matter, performs various services, including the following:

●	lend available securities to institutions that are approved borrowers

●	determine whether a loan shall be made and negotiate and establish the terms and conditions of the loan with the borrower

●	ensure that all dividends and other distributions paid with respect to loaned securities are credited to the fund’s relevant account

●

receive and hold, on the fund’s behalf, or transfer to a fund account, upon instruction by the fund, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities

●	mark-to-market the market value of loaned securities relative to the market value of the collateral each business day

●

obtain additional collateral, as needed, in order to maintain the value of the collateral relative to the market value of the loaned securities at the levels required by the Securities Lending Agreement

●	at the termination of a loan, return the collateral to the borrower upon the return of the loaned securities

●	in accordance with the terms of the Securities Lending Agreement, invest cash collateral in permitted investments, including investments managed by the fund’s investment adviser

●

maintain records relating to the fund’s securities lending activity and provide to the fund a monthly statement describing, among other things, the loans made during the period, the income derived from the loans (or losses incurred) and the amounts of any fees or payments paid with respect to each loan

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State Street is compensated for the above-described services from its securities lending revenue split. The tables below show the Fund earned and the fees and compensation it paid to service providers in connections with its securities lending activities during its most recent fiscal year.

Credit Suisse Asset Management Income Fund, Inc.

Securities Lending Activities Income and Fees for Fiscal Year 2023

Gross income from securities lending activities

(including income from cash collateral reinvestment)	$500,670

Fees and/or compensation for securities lending activities and related services

Fees paid to securities lending agent from a revenue split	$23,626

Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$3,312

Administrative fees not included in revenue split	—

Indemnification fee not included in revenue split	—

Rebate (paid to borrower)	$402,734

Other fees not included in revenue split	—

Aggregate fees/compensation for securities lending activities and related services	$429,672

Net income from securities lending activities	$70,998

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Item 13. Exhibits.

(a)(1) Registrant’s Code of Ethics is an exhibit to this report.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3) Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

(c) Consent of Independent Registered Public Accounting Firm.

(other) Iran related activities disclosure requirement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

/s/ Omar Tariq
Name: Omar Tariq
Title: Chief Executive Officer and President
Date: March 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Omar Tariq
Name: Omar Tariq
Title: Chief Executive Officer and President
Date: March 8, 2024

/s/ Rose Ann Bubloski
Name: Rose Ann Bubloski
Title: Chief Financial Officer and Treasurer
Date: March 8, 2024

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